UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☒ Definitive Proxy Statement
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NEULION, INC.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEULION, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 15, 2010

and

INFORMATION CIRCULAR
DATED APRIL 30, 2010

These materials require your immediate attention.  If you are in doubt as to how to deal with these materials, or the matters referred to herein, please consult your investment dealer, stockbroker, bank manager or other professional advisor.

NEULION, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual and special meeting (the “Meeting”) of the shareholders (“Shareholders”) of NeuLion, Inc. (“NeuLion” or the “Corporation”) will be held at The Hockey Hall of Fame, Brookfield Place, 30 Yonge Street, Toronto, Ontario, M5E 1X8 at 11:00 a.m. (Toronto time) on Tuesday, June 15, 2010 for the following purposes:

1.	TO RECEIVE the annual financial statements of the Corporation for the fiscal year ended December 31, 2009, together with the auditors’ report thereon;

2.	TO ELECT eight directors of the Corporation;

3.	TO APPOINT Ernst & Young LLP (U.S.) as the auditors of the Corporation and to authorize the board of directors of the Corporation (the “Board of Directors”) to fix the remuneration of the auditors;

4.
TO CONSIDER and, if appropriate, to pass, with or without variation, a resolution approving an increase in the number of common shares of the Corporation (the “Common Shares”) authorized for issuance under the Corporation’s Amended and Restated Directors’ Compensation Plan from 500,000 Common Shares to 1,500,000 Common Shares, as more specifically set out in the Information Circular (the “Circular”) accompanying this notice of the Meeting (the “Notice);

5.
TO CONSIDER and, if appropriate, to pass, with or without variation, a resolution approving extending the expiry date from October 20, 2010 to October 20, 2013 in respect of incentive warrants to acquire 5,000,000 Common Shares issued to employees concurrently with the merger on October 20, 2008 of the Corporation with NeuLion USA, Inc., a Delaware corporation then known as NeuLion, Inc., as more specifically set out in the Circular accompanying this Notice;

6.	TO CONSIDER any amendment to or variation of any matter identified in this Notice; and

7.	TO TRANSACT such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the matters to be addressed at the Meeting is set forth in the Circular which accompanies this Notice.

The Circular is deemed to form part of this Notice.  Also accompanying this Notice is a form of proxy.  Any adjournment of the Meeting will be held at a time and place to be specified at the Meeting.

The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting and at any postponement or adjournment thereof is May 3, 2010.

It is important that your Common Shares are represented at the Meeting.  A Shareholder may attend the Meeting in person or may be represented by proxy.  If you are unable to attend in person, please fill in, sign and return the enclosed instrument of proxy in the envelope provided for that purpose.

i

A Shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must deposit his or her executed form of proxy with NeuLion’s transfer agent and registrar, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department (Fax No. (416) 263-9524), at least 48 hours, excluding Saturday, Sunday and holidays, preceding the day of the Meeting or any adjournment or postponement of the Meeting at which the proxy is to be used or by delivering it to the Chair of the Meeting before the time of voting on the day of the Meeting or any adjournment thereof.

Please refer to the Circular, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the Meeting.

DATED at Toronto, Ontario, this 30th day of April, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

“Roy E. Reichbach” (signed)
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

ii

NeuLion, Inc.
463 King Street West, Third Floor
Toronto, Ontario, Canada
M5V 1K4

INFORMATION CIRCULAR
DATED APRIL 30, 2010

NEULION, INC.

GENERAL PROXY INFORMATION

Solicitation of Proxies

This management information circular (the “Circular”) is furnished in connection with the solicitation by management of NeuLion, Inc. (“NeuLion” or the “Corporation”) of proxies to be used at the annual and special meeting (the “Meeting”) of the shareholders (“Shareholders”) of NeuLion to be held at The Hockey Hall of Fame, Brookfield Place, 30 Yonge Street, Toronto, Ontario, M5E 1X8 at 11:00 a.m. (Toronto time) on Tuesday, June 15, 2010 or at any adjournment thereof for the purposes set forth in the accompanying notice of annual and special meeting of Shareholders (the “Notice”).  Proxies will be solicited primarily by mail and electronic mail but may also be solicited personally, by telephone or by facsimile by the directors, officers or employees of NeuLion, none of whom will receive any additional compensation for these services.  The costs of solicitation will be borne by NeuLion.  Pursuant to National Instrument 54-101─ Communication with Beneficial Owners of Securities of a Reporting Issuer, arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation material to the beneficial owners of common shares of NeuLion (“Common Shares”).  NeuLion will provide, without cost to such persons, upon request to the Corporate Secretary of NeuLion, additional copies of the foregoing documents required for this purpose.  The Circular and the form of proxy will be first sent to Shareholders on or about May 4, 2010.  A copy of the Annual Report of NeuLion containing its audited financial statements for 2009 accompanies this Circular.  The Annual Report is not part of this Circular.  Except where otherwise indicated, information contained herein is given as of April 15, 2010.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are representatives of management and officers of NeuLion.  A Shareholder desiring to appoint some other person, who need not be a Shareholder, to represent him or her at the Meeting or any postponement or adjournment thereof may do so by filling in the name of such person in the blank space provided in the proxy or by completing another proper form of proxy.  A Shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must, in all cases, deposit the completed and executed proxy with Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department (Fax No. (416) 263-9524), at least 48 hours, excluding Saturday, Sunday and holidays, preceding the date of the Meeting or any adjournment or postponement of the Meeting at which the proxy is to be used, or by delivering it to the Chair of the Meeting before the time of voting on the day of the Meeting or any adjournment thereof.  A proxy should be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or solicitor thereof duly authorized.

In addition to any other manner permitted by law, a proxy may be revoked before it is exercised by an instrument in writing executed in the same manner as a proxy and deposited to the attention of the Corporate Secretary of NeuLion at the registered office of NeuLion at any time up to and including the last business day before the day of the Meeting or any adjournment or postponement thereof at which the proxy is to be used or with the Chair of the Meeting on the day of the Meeting prior to its commencement or any adjournment thereof, and thereupon the proxy is revoked.

A registered Shareholder attending the Meeting has the right to vote in person and if he or she does so, his or her proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Meeting or any adjournment thereof.

Exercise of Discretion by Proxies

The Common Shares represented by proxies in favour of management nominees will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if a Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the Common Shares represented by proxy shall be voted accordingly.  If  a specification is not made with respect to any matter, the proxy will confer discretionary authority and will be voted:

1.	FOR the election of the eight nominees to the board of directors of NeuLion (the “Board” or “Board of Directors”) whose names are listed herein;

2.	FOR the appointment of Ernst & Young LLP (U.S.) (“E&Y (US)”) as auditors of the Corporation and authorization of the Board of Directors to fix the remuneration of the auditors;

3.
FOR the approval of an increase in the number of Common Shares authorized for issuance under the Corporation’s Amended and Restated Directors’ Compensation Plan (“Directors’ Compensation Plan”) from 500,000 Common Shares to 1,500,000 Common Shares; and

4.
FOR the approval of extending the expiry date from October 20, 2010 to October 20, 2013 in respect of incentive warrants to acquire 5,000,000 Common Shares issued to employees (the “Incentive Warrants”) concurrently with the Merger (as defined herein under “FINANCIAL STATEMENTS”).

The enclosed form of proxy also confers discretionary authority upon the persons named therein to vote with respect to any amendments or variations to the matters identified in the Notice and with respect to any other matters which may properly come before the Meeting in such manner as the nominee in his judgment may determine.  At the date hereof, management of NeuLion knows of no such amendments, variations or other matters to come before the Meeting.

Record Date

Persons registered on the records of NeuLion at the close of business on May 3, 2010 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting.

Advice to Beneficial Shareholders

The information set forth in this section is of significant importance to many Shareholders of NeuLion as a substantial number of Shareholders do not hold their shares in their own name (the “Beneficial Shareholders”).  Beneficial Shareholders should note that only proxies deposited by Shareholders whose names appear on the records of NeuLion as of the Record Date as the registered holders of Common Shares can be recognized and acted upon at the Meeting.  If Common Shares are listed in an account statement provided to a Shareholder by a broker then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of NeuLion.  Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker or another similar entity (an “Intermediary”).  Common Shares held by an Intermediary can only be voted by the Intermediary upon the instructions of the Beneficial Shareholder.  Without specific instructions from the Beneficial Shareholders, Intermediaries are prohibited from voting Common Shares.

Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated in a timely manner to the Intermediary and in accordance with the instructions provided by their Intermediary.  Applicable regulatory rules require Intermediaries to seek voting instructions from Beneficial Shareholders in advance of Shareholder meetings.  Every Intermediary has its own mailing procedures and provides its own return instructions to clients.  These instructions should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purpose of Common Shares registered in the name of their Intermediary, a Beneficial Shareholder may attend the Meeting as proxyholder for the Intermediary and vote the Common Shares in that capacity.  Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as a proxyholder should enter their own names in the blank space on the form of proxy provided to them by their Intermediary and return the same to their Intermediary in accordance with the instructions provided by their Intermediary well in advance of the Meeting.

CURRENCY

Unless otherwise provided, all dollar figures (“$”, “dollars” and similar expressions) refer to United States dollars (“U.S.”, “USD” and other similar expressions). Any reference to “CAD$” refers to Canadian dollars.  As at April 15, 2010, the Bank of Canada noon rate for the conversion of United States dollars to Canadian dollars was USD$1 to CAD$1.0014.

QUORUM

The presence of two Shareholders, present in person or by proxy, entitled to cast votes holding or representing by proxy at least 10% of the Common Shares of NeuLion will constitute a quorum at the Meeting or any adjournment or postponement thereof. NeuLion’s list of Shareholders as of the Record Date has been used to deliver to Shareholders the Notice and this Circular as well as to determine who is eligible to vote.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

To the knowledge of NeuLion, no person who is a proposed nominee for election as a director, or who has been a director or an executive officer of NeuLion, and no associate or affiliate of such persons at any time since the beginning of its last completed financial year, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Circular.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized share capital of NeuLion consists of an unlimited number of Common Shares, an unlimited number of Class 1 preference shares, issuable in series, and an unlimited number of Class 2 preference shares, issuable in series.  As of April 15, 2010, 116,751,942 Common Shares were issued and outstanding, each of which carries the right to one vote on each matter that may come before the Meeting.  The holders of Class 1 preference shares and holders of Class 2 preference shares are not entitled to receive notice of, to attend or to vote at any meeting of the Shareholders.  As of the date hereof there are no Class 1 or Class 2 preference shares issued and outstanding.

To the knowledge of the directors and officers of NeuLion as at April 15, 2010, no person or company beneficially owns, or controls or directs, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of NeuLion, other than as set forth below.  These numbers do not include convertible securities exercisable for Common Shares within 60 days.  See also “Security Ownership of Certain Beneficial Owners”.

Name of Shareholder	Number of Common Shares	Percentage of Issued and Outstanding Common Shares
Nancy Li	39,160,894(1)(2)	33.5%
Charles B. Wang	12,248,541(2)(3)	10.5%

(1)   This figure excludes 12,248,541 Common Shares beneficially owned by Ms. Li’s spouse, Charles B. Wang (which includes 10,000,000 Common Shares beneficially owned by AvantaLion LLC, a company controlled by Mr. Wang).  Ms. Li disclaims beneficial ownership of all such Common Shares. It also excludes 900,000 Options to acquire Common Shares held by Ms. Li, of which 150,000 were exerciseable as at April 15, 2010.

(2)   The voting of these Common Shares is subject to the Voting Trust Agreement described below.

(3)   This figure includes 10,000,000 Common Shares beneficially owned by AvantaLion LLC, a company controlled by Mr. Wang.  It excludes 39,160,894 Common Shares beneficially owned by Nancy Li, Mr. Wang’s spouse.  Mr. Wang disclaims beneficial ownership of all Ms. Li’s Common Shares.  It also excludes 5,000,000 Series A Warrants and 5,000,000 Series B Warrants to acquire Common Shares held by AvantaLion LLC.

Voting Trust Agreement

AvantaLion LLC (“AvantaLion”), Mr. Wang and Ms. Li are parties to a voting trust agreement (the “Voting Trust Agreement”) pursuant to which all Common Shares of NeuLion directly or indirectly controlled by them were deposited with Computershare so that Common Shares controlled by AvantaLion, Mr. Wang and Ms. Li representing more than 9.9% of the total issued and outstanding Common Shares of NeuLion may not be voted in relation to:

•	the election of directors;

•	any matters related to security-based compensation; and

•
any other matters which may change the governance structure of NeuLion as disclosed in the management information circular dated September 4, 2008 relating to the shareholder approval of the business combination of the entities then known as JumpTV Inc. and NeuLion, Inc.

The voting restriction does not apply to any arm’s-length transferee of any of the Common Shares held by AvantaLion, Mr. Wang or Ms. Li. The Voting Trust Agreement will terminate on the first to occur of:

•	five years from October 20, 2008;

•	the date when the Common Shares cease to be listed and posted for trading on the Toronto Stock Exchange (“TSX”); and

•	the date that AvantaLion, Mr. Wang and Ms. Li no longer own any Common Shares.

FINANCIAL STATEMENTS

The annual comparative consolidated financial statements of the Corporation for the fiscal year ended December 31, 2009, together with the report of the auditors thereon, copies of which accompany this Circular, will be placed before the Meeting.  Receipt at the Meeting of the auditors’ report and the Corporation’s consolidated financial statements for its last completed fiscal year will not constitute approval or disapproval of any matters referred to therein.

Effective October 20, 2008, NeuLion, then known as JumpTV Inc., completed a merger (the “Merger”) with NeuLion USA, Inc., a Delaware corporation then known as NeuLion, Inc. (“NeuLion USA”), that was accounted for as a reverse takeover.  As a result of the Merger, NeuLion USA became the legal subsidiary of NeuLion. On June 4, 2009, NeuLion, Inc. changed its name to NeuLion USA, Inc. and on July 13, 2009, JumpTV Inc. changed its name to NeuLion, Inc.

As a  result of the Merger, the consolidated financial statements for the years ended December 31, 2009 and 2008 (the “Financial Statements”) are issued under the name of the legal acquirer in the Merger (NeuLion) but are deemed to be a continuation of the accounting acquirer (NeuLion USA).  The Financial Statements reflect the assets, liabilities and results of operations of NeuLion USA, the accounting acquirer, and only include the assets, liabilities and results of operations of NeuLion, the legal acquirer, subsequent to the reverse takeover on October 20, 2008.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the directors of NeuLion, the only matters to be considered at the Meeting are those matters set forth in the accompanying Notice relating to:

•	the election of the eight nominees to the Board whose names are listed herein;

•	the appointment of E&Y (US) as auditors of the Corporation and authorization of the Board of Directors to fix the remuneration of the auditors;

•	the approval of an increase in the number of Common Shares authorized for issuance under the Directors’ Compensation Plan from 500,000 Common Shares to 1,500,000 Common Shares; and

•	the approval of extending the expiry date from October 20, 2010 to October 20, 2013 of the Incentive Warrants.

Election of Directors

The Board of Directors of NeuLion currently consists of eight directors.  The articles of incorporation of NeuLion provide that the number of directors on the Board may be between a minimum of one and a maximum of 15 persons.  NeuLion has determined that the number of directors to be elected at the Meeting will be eight.  All eight of the nominees are currently directors of NeuLion and each has been a director since the date indicated next to his or her name in the table below the subheading “—Biographical and Business Experience of Directors”.  Each director elected at the Meeting will hold office until the next annual meeting or until his or her successor is duly elected or appointed.  All of the nominees have consented to being named in this Circular and to serve if elected. We do not presently expect that any of the nominees will be unavailable.

Director Qualifications and Review of Director Nominees

The process for identifying and evaluating nominees for the Board of Directors is initiated by the Corporate Governance Committee conducting an annual evaluation of critical Corporation and Board needs based on the present and future strategic objectives of the Corporation and the specific skills required for the Board of Directors as a whole and for each of its committees. This annual evaluation provides guidance to the Corporate Governance Committee members, who report to the full Board with a recommendation on the size and composition of the Board as a whole and its committees. If necessary, the Corporate Governance Committee also recommends steps to be taken so that the Board of Directors as a whole and its committees reflect the appropriate balance of experience, knowledge, skills, expertise, and diversity.

In conducting a review of the Corporate Governance Committee’s recommendations, the Board may consider age, experience, ability, qualifications, independence from the Corporation and current Board members, and such other factors as it deems appropriate given the current needs of the Corporation.  The Board utilizes the same evaluation process for director nominees received from Shareholders as it does for those nominees recommended by the Board.  Due to the number of such proposals received, the Board does not believe a separate policy is necessary or efficient.  Current members of the Board with skills and experience relevant to the Corporation’s strategic objectives and willing to continue in service are considered for re-nomination.

The nominees to the Board of Directors listed in this Circular, each of whom is currently a director of the Corporation, were approved unanimously by the Board of Directors. The paragraphs that follow provide information about each nominee for director. Each of these individuals brings a strong and singular background and skill set to the full Board of Directors that includes accounting and finance, risk management, marketing, technology, legal, and civic experience, among others, which led the Board of Directors to the conclusion that each should continue to serve as a director.

Biographical and Business Experience of Directors

The following table and narrative below contains biographical and business information about the nominees for re-election, including name and province/state and country of residence, date NeuLion directorship began, age, principal occupation, public company directorships, and business experience during at least the past five years. NeuLion has an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Disclosure Committee (see “Board of Directors” for a description of each Board committee), the members of which are indicated below and will, if re-elected by the Shareholders, remain members of such committees.  For the number of Common Shares beneficially owned, directly or indirectly or under direction or control of each director, see “Security Ownership of Certain Beneficial Owners and Management”.

Name and Province/State and Country of Residence	Office or Position with NeuLion	Date Commenced Being a Director of NeuLion	Principal Occupation During the Past Five Years
Charles B. Wang New York, U.S.A.	Chairman	10/20/08	Owner, New York Islanders Hockey Club, L.P. (“New York Islanders”)
G. Scott Paterson Ontario, Canada	Vice Chairman	01/30/02	Chief Executive Officer, Executive Chairman and Vice Chairman of NeuLion
Nancy Li New York, U.S.A.	Chief Executive Officer and Director	10/20/08	Chief Executive Officer of NeuLion
Roy E. Reichbach(1)(2) New York, U.S.A.	General Counsel, Corporate Secretary and Director	10/20/08	General Counsel and Corporate Secretary of NeuLion; Alternate Governor of the New York Islanders on the NHL Board of Governors
John R. Anderson(1)(3) Ontario, Canada	Director	03/31/08	Chief Executive Officer, LPBP Inc.; Chief Financial Officer, Impax Energy Services Income Trust; Chief Financial Officer, TriNorth Capital Inc.
Gabriel Battista(1)(2)(4) Maryland, U.S.A.	Director	03/31/08	Vice Chairman of the Board of Directors of Trustees of Capitol College
Shirley Strum Kenny(1)(3)(4) Virginia, U.S.A.	Director	10/20/08	Former President, State University of New York at Stony Brook
David Kronfeld(3)(4) Illinois, U.S.A.	Director	10/20/08	Chairman of JK&B Capital

(1)	Member of the Corporate Governance Committee.
(2)	Member of the Disclosure Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee.

Charles B. Wang (Age 65)

Charles B. Wang has been the Chairman of the Board of NeuLion since October 2008.  Mr. Wang also has been the owner of the New York Islanders of the National Hockey League since July 2000 and is the founder of the Lighthouse Development Group, LLC, the developer of the Lighthouse Project, which seeks to redevelop and revitalize the Nassau Veterans Memorial Coliseum site and its surrounding area on Long Island.  In 1976, he founded Computer Associates International, Inc. (“Computer Associates”), a provider of information technology management services now known as CA Inc., and served as its Chairman until November 2002.  Mr. Wang created the New York Islanders Children’s Foundation, has his own charitable foundation and is extremely active in supporting charitable causes such as The Smile Train, Inc., which he co-founded, and the National Center for Missing and Exploited Children.  He is the author of “TECHNOVISION II:  Every Executive’s Guide to Understanding and Mastering Technology and the Internet.”  Mr. Wang earned a Bachelor of Science degree from Queens College and began his computer career at Columbia University’s Riverside Research Institute as a programming trainee.  Mr. Wang is married to Ms. Li.

G. Scott Paterson (Age 46)

G. Scott Paterson has been the Vice Chairman of NeuLion since October 2008.  Prior to his current position, Mr. Paterson was Chairman of the Corporation from January 2002 until October 2008 and Chief Executive Officer from May 2005 until October 2007 and again from June 2008 until October 2008. Mr. Paterson is a Director, Chairman of the Audit Committee and a member of the Strategic Committee of Lions Gate Entertainment (NYSE:LGF).  Mr. Paterson is also Chairman of Automated Benefits Corp. (TSXV:AUT) and a Director of Run of River Power Inc. (TSXV:ROR).  He is also Chairman of the Merry Go Round Children’s Foundation and a Governor of Ridley College. From October 1998 until December 2001, Mr. Paterson was Chairman and CEO of Yorkton Securities Inc., which under his leadership became Canada’s leading technology investment bank. Mr. Paterson has served as the past Chairman of the Canadian Venture Stock Exchange and as a former Vice Chairman of the TSX. Mr. Paterson is a graduate of Ridley College and earned a Bachelor of Arts (Economics) degree from the University of Western Ontario. In 2009, Mr. Paterson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.

In December 2001, Mr  Paterson entered into a settlement agreement with the Ontario Securities Commission in connection with conduct that was, in the view of the Commission, contrary to the public interest in connection with certain corporate finance and trading activities engaged in by Mr. Paterson and the investment dealer with which he was associated.  Mr. Paterson has fulfilled the terms of the settlement agreement, which provided that he could not be registered under the Ontario Securities Act until December 19, 2003, that he make a voluntary payment to the Commission of one million Canadian dollars and that he temporarily cease trading for a six-month period.  There were no allegations of securities rule or law breaches.

Nancy Li (Age 52)

Nancy Li has been the Chief Executive Officer of NeuLion since October 2008.  She is the founder of NeuLion USA and has been its Chief Executive Officer since its inception in 2003. From 2001 to 2003 Ms. Li established and ran iCan SP, a provider of end-to-end service management software for information technology operations and a wholly owned subsidiary of CA Inc.   From 1990 to 2001 Ms. Li was Executive Vice President and Chief Technology Officer for Computer Associates, and prior to that held a variety of management positions covering virtually every facet of Computer Associates’ business from a development and engineering perspective.  Ms. Li holds a Bachelor of Science degree from New York University.  She is married to Mr. Wang.

Roy E. Reichbach (Age 48)

Roy E. Reichbach has been the General Counsel and Corporate Secretary of NeuLion since October 2008 and has been the General Counsel and Corporate Secretary of NeuLion USA since 2003.  Mr. Reichbach is an Alternate Governor of the New York Islanders on the NHL Board of Governors.  From 2000 until October 2008 he was also the General Counsel of the New York Islanders and was responsible for the legal affairs of its affiliated real estate companies, including Lighthouse Development Group, LLC.  From 1994 until 2000 Mr. Reichbach was Vice President – Legal at Computer Associates.  Prior to that, he was a trial lawyer in private practice.  Mr. Reichbach holds a Bachelor of Arts degree from Fordham University and a Juris Doctorate degree from Fordham Law School.  He has been admitted to practice law since 1988.

John R. Anderson (Age 64)

John R. Anderson has been the Chief Executive Officer of LPBP Inc., a corporation with investments in health science-focused partnerships, since May 2004 and Chief Financial Officer of TriNorth Capital Inc., a Canadian-based investment company, since December 2009. Mr. Anderson was the Chief Financial Officer and Secretary of Impax Energy Services Income Trust, an income trust, from June 2006 to May 2009, and the Chief Financial Officer of Tailwind Financial Inc, a special acquisition company, from April 2007 to April 2009.  From 2005 to June 2006 Mr. Anderson was self-employed. Previously, he was the Chief Financial Officer of The T. Eaton Company Limited and was also a partner with Ernst & Young LLP.  Mr. Anderson was formerly a director of the Canadian Medical Discoveries Fund and the Chairman of the Board of Directors of Ridley College.  Mr. Anderson holds a Bachelor of Arts degree from the University of Toronto and is a chartered accountant in Canada.

Gabriel A. Battista (Age 65)

Gabriel A. Battista has been the Vice Chairman of the Board of Directors of Trustees of Capitol College since 1994, having become a member of the Board in 1992, and has also been a member of the Board of Directors of Trustees of the American University of Rome since 2006.  Mr. Battista serves as a member of the Boards of Directors of Sentrillion, Network Alliance, TEOCO and the National Italian American Foundation.  From 1999 until December 2006, Mr. Battista was the President, Chairman and Chief Executive Officer of Talk America.  Mr. Battista received a Bachelor of Science degree from Villanova University, a Master of Science degree from Drexel University and a Master of Business Administration degree from Temple University.  He is also a registered professional engineer in the State of Pennsylvania.

Shirley Strum Kenny (Age 75)

Shirley Strum Kenny served as President of Stony Brook University from 1994 to 2009. Prior thereto, Dr. Kenny was President of Queens College and has taught at the University of Texas, Gallaudet College, the Catholic University of America, the University of Delaware, and the University of Maryland, where she was Provost. She has served as a member of the Boards of Directors of Goodwill Industries of Greater New York and New Jersey, and the Long Island Association. She also was a board member and vice chair of the Board of Directors of Brookhaven Science Associates, which oversees Brookhaven National Laboratory. From 2000 to 2008, she served on the Board of Directors of Toys 'R' Us, Inc. and Computer Associates. Dr. Kenny holds two bachelors degrees from the University of Texas, an M.A. from the University of Minnesota, and a Ph.D. from the University of Chicago.

David Kronfeld (Age 62)

David Kronfeld is the Chairman of JK&B Capital, a venture capital firm, which he founded in 1995.  Prior thereto he served as a General Partner at Boston Capital Ventures, the Vice President of Acquisitions and Venture Investments at Ameritech, a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems.  Mr. Kronfeld is a director of Dynasil Corporation of America (OTC BB: DYSL.OB). Mr. Kronfeld earned a Bachelor of Science degree with high honours and a Master of Science degree from Stevens Institute of Technology, and a Master of Business Administration degree from The Wharton School of Business of the University of Pennsylvania.

Penalties and Sanctions and Personal Bankruptcies

To the knowledge of NeuLion and other than as set forth below:

(i)
No director or executive officer of NeuLion is as at the date hereof, or has been within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including NeuLion) that:

(a)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)
was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; and

(ii)	No director or executive officer of NeuLion, or a shareholder holding a sufficient number of securities of NeuLion to affect materially the control of NeuLion:

(a)
is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including NeuLion) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)
has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

For the purposes of (i)(a) and (i)(b) above, “order” means a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, in each case that was in effect for a period of more than 30 consecutive days.

For further information, please see the biographical information provided for Mr. Paterson in “—Election of Directors—Biographical and Business Experience of Directors”.

To be effective, the affirmative vote of a majority of the votes cast in respect of the election of directors is required to approve such resolution.  Pursuant to the Voting Trust Agreement, AvantaLion, Mr. Wang and Ms. Li may only vote Common Shares representing 9.9% of the total issued and outstanding Common Shares of NeuLion, which is equal to approximately 11,558,442 Common Shares as of April 15, 2010.

The Board of Directors recommends that Shareholders vote FOR the election of the eight nominees whose names are set forth above.

The persons named in the enclosed form of proxy will vote at the meeting in favour of the election of the eight nominees whose names are set forth herein unless the Shareholder has specified in the proxy that the Common Shares are to be voted against the election.

Appointment of the Corporation’s Auditors

The Audit Committee, which is comprised entirely of independent directors, recommends the appointment of E&Y (US) as the Corporation’s auditors to audit the Corporation’s financial statements for 2010 and to perform audit-related services, including review of the Corporation’s quarterly interim financial information and periodic reports and consultation in connection with various accounting and financial reporting matters.  E&Y (US), an independent registered public accounting firm, has audited the financial statements of the Corporation for 2009.  They have served as the Corporation’s independent registered public accountants since May 2009; Ernst & Young LLP (Canada) served as the Corporation’s auditors from October 2005 to May 2009.  Representatives of E&Y (US) are expected to be present at the Meeting via telephone to respond to appropriate questions and to have the opportunity to make a statement if they so desire.

The affirmative vote of a majority of the votes cast in respect of the approval of the appointment of E&Y (US) as the Corporation’s auditors for the fiscal year 2010 and the authorization of the Board of Directors to fix the remuneration of the auditors for such year (the “Auditors Resolution”) is required to approve such resolution.

The Board of Directors recommends that Shareholders vote FOR the Auditors Resolution.

The persons named in the enclosed form of proxy will vote at the meeting in favour of the Auditors Resolution unless the Shareholder has specified in the proxy that the Common Shares are to be voted against such resolution.

Amendment to Directors’ Compensation Plan

The Corporation’s Board of Directors has approved an increase in the number of Common Shares that are authorized for issuance pursuant to the Directors’ Compensation Plan from 500,000 Common Shares to 1,500,000 Common Shares (the “Directors’ Compensation Plan Amendment”).  See “Directors’ Compensation Plan” set forth herein.

The Corporation is committed to delivering value to Shareholders and firmly believes in long-term, stock-based incentives for its directors, executives and key employees.  In the context of the Directors’ Compensation Plan, the Corporation believes that stock-based incentives align the interests of the Corporation’s directors with Shareholder interests, help the Corporation attract and retain qualified and talented directors, and focus directors on the long-term stock and financial performance of the Corporation.

The Board believes that it is consistent with the interests of Shareholders and sound corporate governance practices and in the Corporation’s best interests to increase the number of Common Shares issuable pursuant to the Directors’ Compensation Plan as contemplated herein. If the amendments are not approved, the Corporation may be compelled to increase the cash component of director compensation, which is not in line with its compensation philosophy of pay-for-performance and aligning the directors’ interests with those of Shareholders.

The Directors’ Compensation Plan currently authorizes the issuance of 500,000 Common Shares.  As of April 15, 2010, the Corporation has issued 457,938 Common Shares to its directors.  The amendment to the Directors’ Compensation Plan seeks to increase the number of Common Shares authorized for issuance from 500,000 Common Shares to 1,500,000 Common Shares.

Under the TSX rules, the Directors’ Compensation Plan Amendment requires Shareholder approval.  The form of the Directors’ Compensation Plan Amendment has been pre-cleared by the TSX.

To be effective, the affirmative vote of a majority of the votes cast in respect of the Directors’ Compensation Plan Amendment is required to approve such amendment.  Pursuant to the Voting Trust Agreement, AvantaLion, Mr. Wang and Ms. Li may only vote Common Shares representing 9.9% of the total issued and outstanding Common Shares of NeuLion, which is equal to approximately 11,558,442 Common Shares as of April 15, 2010.

The Board of Directors recommends that Shareholders vote FOR the Directors’ Compensation Plan Amendment.

The persons named in the enclosed form of proxy will vote at the meeting in favour of the Directors’ Compensation Plan Amendment unless the Shareholder has specified in the proxy that the Common Shares are to be voted against the Directors’ Compensation Plan Amendment.

Amendments to Incentive Warrants

Concurrently with the Merger, the Corporation issued Incentive Warrants to purchase 5,000,000 Common Shares to certain employees, service providers and officers (other than Ms. Li), with each Incentive Warrant exercisable to acquire one Common Share at an exercise price of US$0.63 per share (subject to adjustment), expiring on October 20, 2010.

As set out above, the Corporation is committed to delivering value to Shareholders and firmly believes in long-term, stock-based incentives for its directors, executives and key employees.  In light of recent market conditions and to continue to motivate key employees of the Corporation, the Board of Directors approved, subject to Shareholder approval, the extension of the expiry date of the Incentive Warrants to October 20, 2013 (the “Incentive Warrants Amendment”).

If the Incentive Warrants Amendment is not approved, the Corporation may be compelled to increase the cash component of officer and employee compensation, which is not consistent with its compensation philosophy of pay-for-performance and aligning officer and employee interests with those of Shareholders.

Under the TSX rules, the Incentive Warrants Amendment requires disinterested Shareholder approval.

To be effective, the affirmative vote of a majority of the votes cast, excluding votes in respect of Common Shares held by holders (the “Incentive Warrantholders”) of the Incentive Warrants, in respect of the Incentive Warrants Amendment is required to approve such amendment.

Pursuant to the TSX rules, 7,457,937 Common Shares held by Incentive Warrantholders, representing 6.4% of the total issued and outstanding Common Shares of NeuLion, may not be voted in respect of the Incentive Warrants Amendment resolution.

The Board of Directors recommends that Shareholders vote FOR the Incentive Warrants Amendment.

The persons named in the enclosed form of proxy will vote at the meeting in favour of the Incentive Warrants Amendment unless the Shareholder has specified in the proxy that the Common Shares are to be voted against the Incentive Warrants Amendment.

Other Matters

With the exception of the matters already mentioned in the accompanying Notice, management of NeuLion has no knowledge of any modification related to these matters or of any other matters that may come before the Meeting. However, should any modification or any other matters be validly submitted to the Meeting, the form of proxy accompanying this Circular gives the persons designated therein discretionary power to vote according to their best judgment on modifications related to matters mentioned in the accompanying Notice or on any other matters.

SECTION 16(a) OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the U.S. Securities and Exchange Commission (“SEC”) thereunder require the Corporation's executive officers, directors and certain Shareholders to file reports of ownership and changes in ownership of the Corporation’s Common Shares with the SEC.  Based solely on a review of the copies of such reports prepared and filed with the SEC during 2009 by the directors, officers and beneficial owners of more than 10% of the Common Shares of the Corporation, the Corporation believes its directors, officers and beneficial owners of more than 10% of the Common Stock of the Corporation have complied with the filing requirements of Section 16(a) of the Exchange Act, except as set forth in the following paragraph.

The SEC Forms 3 originally filed on behalf of Messrs. Anderson, Battista, Kronfeld, Paterson and Wang and Dr. Kenny, although timely, inadvertently omitted a complete description of their direct holdings of Common Shares. The original and the amended SEC Forms 3 filed on behalf of Mr. Kronfeld also inadvertently reported certain Common Shares as directly held by Mr. Kronfeld when in fact they were indirectly held. The SEC Form 3 originally filed on behalf of Ms. Li, although timely, inadvertent omitted her indirect holdings of Common Shares. A purchase of Common Shares by Mr. Kronfeld was inadvertently reported late on SEC Form 4. Two purchases of Common Shares by Mr. Wang, although timely reported, and one purchase of Common Shares by Mr. Kronfeld were re-reported on SEC Forms 4/A to clarify that the purchases were multiple same-way open market purchases effected on the same day at different prices within a one dollar range. An SEC Form 4 filed on behalf of by Mr. Wang, although timely, inadvertently reported the incorrect date of the earliest transaction required to be reported and omitted his indirect holdings of Common Shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth the number of Common Shares beneficially owned as of April 15, 2010 by :

•	each director and nominee for director;

•	each of the named executive officers in the Summary Compensation Table below; and

•	all the directors, nominees for director and executive officers as a group.

Name	Total Number of Shares Beneficially Owned(1)(2)(3)	Number of Shares Owned	Convertible Instruments Exercisable Within Next 60 Days	Percent of Class
Charles Wang(4)	22,248,541	12,248,541	10,000,000	17.6%
G. Scott Paterson(5)	8,916,873	6,602,290	2,314,583	7.5%
Nancy Li(6)	39,348,394	39,160,894	187,500	33.6%
Roy E. Reichbach	360,625	120,000	240,625	*
John R. Anderson	239,917	135,750	104,167	*
Gabriel A. Battista	224,517	120,350	104,167	*
Shirley Strum Kenny	77,076	77,076	-	*
David Kronfeld(7)	674,473	674,473	-	*
J. Christopher Wagner	3,586,770	2,145,103	1,441,667	3.0%
Blair Baxter(8)	91,000	91,000	-	*
All current directors, nominees and executive officers (13 persons)	83,677,144	66,708,311	16,968,833	70.0%

* Less than 1%

(1)	The address for the persons named in the above table is c/o NeuLion, Inc., 463 King Street West, Third Floor, Toronto, Ontario M5V 1K4, Canada.

(2)	No director, nominee for director or executive officer owns any of the Corporation’s Class 1 or Class 2 preferred shares.

(3)	No director, nominee for director, or executive officer has pledged company stock as security.

(4)
Excludes 39,348,394 Common Shares beneficially owned by Ms. Li, Mr. Wang’s spouse, as to which Mr. Wang disclaims beneficial ownership.  Includes 10,000,000 Common Shares and 5,000,000 Series A Warrants and 5,000,000 Series B Warrants to acquire Common Shares held by AvantaLion, an entity controlled by Mr. Wang.

(5)
Excludes 85,000 Common Shares beneficially owned by Mr. Paterson’s spouse, and 696,826 Common Shares held by Mr. Paterson’s Family Trust.  Mr. Paterson disclaims beneficial ownership of all such Common Shares.

(6)
Excludes 22,248,541 Common Shares beneficially owned by Mr. Wang, Ms. Li’s spouse, including 10,000,000 Common Shares and 5,000,000 Series A Warrants and 5,000,000 Series B Warrants to acquire Common Shares held by AvantaLion, an entity controlled by Mr. Wang.  Ms. Li disclaims beneficial ownership of all such shares.

(7)
Includes 594,800 Common Shares beneficially owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld. Mr. Kronfeld disclaims beneficial ownership of such Common Shares except to the extent of his pecuniary interest therein.

(8)
Mr. Baxter became the Chief Financial Officer of NeuLion on March 31, 2008 and ceased to be the Chief Financial Officer of NeuLion on November 16, 2008. See “Management and Employment Contracts – Blair Baxter”.

Security Ownership of Certain Beneficial Owners

Our records and other information available from outside sources indicate the following Shareholders were beneficial holders of more than 5% of the outstanding shares of our Common Shares as of December 31, 2009.  The information below is reported in their filings with the SEC.  The Corporation is not aware of any other beneficial holder of more than 5% of the Corporation’s Common Stock, as of December 31, 2009.

Name and Address of Beneficial Holder	Total Number of Shares Beneficially Owned(1)(2)	Percent of Shares Outstanding
Nancy Li	61,527,560(3)	52.7%
G. Scott Paterson	8,862,506(4)	7.6%
Charles B. Wang	61,527,560(5)	52.7%

(1)	The address for the persons named in the above table is c/o NeuLion, Inc., 463 King Street West, Third Floor, Toronto, Ontario M5V 1K4, Canada.

(2)	Based on 116,731,794 total shares outstanding on December 31, 2009.

(3)
Holdings as of December 31, 2009 as reported in SEC Schedule 13G.  According to the report, Ms. Li has sole voting and dispositive power over 39,301,519 Common Shares. Includes 22,226,041 Common Shares beneficially owned by Mr. Wang, Ms. Li’s spouse, including 10,000,000 Common Shares and 5,000,000 Series A Warrants and 5,000,000 Series B Warrants to acquire Common Shares held by AvantaLion, an entity controlled by Mr. Wang.  Ms. Li disclaims beneficial ownership of all such shares.

(4)
Holdings as of December 31, 2009 as reported in SEC Schedule 13G.  According to the report, Mr. Paterson has sole voting and dispositive power over 8,862,506 Common Shares. Excludes 85,000 Common Shares beneficially owned by Mr. Paterson’s spouse, and 696,826 Common Shares held by Mr. Paterson’s Family Trust.  Mr. Paterson disclaims beneficial ownership of all such Common Shares.

(5)
Holdings as of December 31, 2009 as reported in SEC Schedule 13G.  According to the report, Mr. Wang has sole voting and dispositive power over 22,226,041 Common Shares. Includes 39,301,519 Common Shares beneficially owned by Ms. Li, Mr. Wang’s spouse, as to which Mr. Wang disclaims beneficial ownership.  Includes 10,000,000 Common Shares and 5,000,000 Series A Warrants and 5,000,000 Series B Warrants to acquire Common Shares held by AvantaLion, an entity controlled by Mr. Wang.

STATEMENT OF EXECUTIVE COMPENSATION

In connection with the Corporation’s status as a “SEC Issuer” (as defined in NI 51-102) and pursuant to Item 8 of Form 51-102F6—Statement of Executive Compensation, NeuLion is now complying with Item 402 of Regulation S-K under the Exchange Act as it relates to smaller reporting companies.

Summary Compensation Table

The following table sets forth all compensation earned during NeuLion’s last two completed fiscal years (the “Summary Compensation Table”) by the principal executive officer during the 2009 fiscal year, by the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the 2009 fiscal year, and by one additional individual for whom disclosure would have otherwise been required but for the fact that the individual was not serving as an executive officer of the Corporation at the end of the 2009 fiscal year (collectively, the “Named Executive Officers”).

2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option-Based Awards(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Nancy Li, Chief Executive Officer(1)	2009 2008	310,000 81,435	- 128,205	- -	- -	310,000 209,640
G. Scott Paterson, Vice Chairman(2)	2009 2008	300,000 300,000	- -	- -	- -	300,000 300,000
J. Christopher Wagner, Executive Vice President(3)	2009 2008	250,000 250,000	- 564,745	250,000 250,000	- -	500,000 1,064,745
Blair Baxter, Former Chief Financial Officer(4)	2009(6) 2008(7)	141,644 182,600(2)	9,700 75,960	- 23,452	214,547 -	365,891 282,012

(1)	Ms. Li became the Chief Executive Officer of NeuLion on October 20, 2008.

(2)
Mr. Paterson became the Interim Chief Executive Officer of NeuLion on June 27, 2008 and ceased to be the Interim Chief Executive Officer of NeuLion on October 20, 2008.  He became the Vice Chairman of NeuLion on October 20, 2008.

(3)	Mr. Wagner became an Executive Vice President of NeuLion on October 20, 2008.

(4)
Mr. Baxter became the Chief Financial Officer of NeuLion on March 31, 2008 and ceased to be the Chief Financial Officer of NeuLion on November 16, 2008.  2009 compensation amounts include severance payments under the terms of Mr. Baxter’s employment contract.

(5)
“Option-Based Awards” includes options (“Options”) granted under our Second Amended and Restated Stock Option Plan (the “Stock Option Plan”) and Incentive Warrants.  The exercise price for Options granted under the Stock Option Plan is based on the 5-day volume weighted average price preceding the grant date. The exercise price for the Incentive Warrants was negotiated in connection with the Merger. In calculating the value of both Options and Incentive Warrants, the grant date fair market value price is based on the closing price on the grant date. As a result, there is generally a difference between the exercise price and the fair market value as at the grant date.

(6)
The 2009 amounts reported above were converted from Canadian to U.S. dollars using a rate of 1.14 Canadian dollars per U.S. dollar, the average 2009 exchange rate published by the Bank of Canada Financial Markets Department.

(7)
The 2008 amounts reported above were converted from Canadian to U.S. dollars using a rate of 1.07 Canadian dollars per U.S. dollar, the average 2008 exchange rate published by the Bank of Canada Financial Markets Department.

Option-Based Awards

The amounts reported in the Option-Based Awards column of the Summary Compensation Table represent the total fair value of the Options and Incentive Warrants granted by the Corporation to each of the Named Executive Officers, calculated based on values determined as of the grant date in accordance with Accounting Standard Codification Topic 718 utilizing a Black-Scholes-Merton model.

The Corporation cautions that the amounts reported in the Summary Compensation Table in the Option-Based Awards column may not represent the amounts that the Named Executive Officers will actually realize from the awards. A Named Executive Officer can only exercise Options that vest while he or she is employed by the Corporation and or within 90 days of termination or departure date (unless terminated for cause, in which case such Options shall immediately terminate unless the Board of Directors determines otherwise), and will only realize value if the Options are exercised when the Corporation’s stock price exceeds the Option exercise price.

The assumptions used by the Corporation in calculating these amounts are set forth below.  The Options were awarded under the Stock Option Plan. The Incentive Warrants were granted under stand-alone warrant certificates in connection with the Merger. The material provisions of the Stock Option Plan and the Incentive Warrants are described below.

Below is detail corresponding to the total amounts set forth in the Option-Based Awards column above as it relates to the total fair value of the Options and Incentive Warrants granted in 2009, 2008 and  2007.

Name	2007 Grants	2008 Grants	2009 Grants	Total
Nancy Li	─	$128,205(a)	─	$128,205
G. Scott Paterson	$2,122,185(b)	─	─	$2,122,185
J. Christopher Wagner	─	$42,735(c) $436,410(d) $85,600(e)		$564,745
Blair Baxter	─	$75,960(f)	$9,700(g)	$85,660

Notes:           Option Award Assumptions
Note	Security	Grant Date	Expected Life	Volatility	Exercise Price	Market Price	Risk-Free Interest Rate
(a)	Options	11/17/08	4 years	79%	$0.47	$0.48	2.17%
(b)	Options	4/09/07	4 years	72%	$6.05	$5.88	3.57%
(c)	Options	11/17/08	4 years	79%	$0.47	$0.48	2.17%
(d)	Incentive Warrants	10/20/08	2 years	85%	$0.63	$0.69	1.84%
(e)	Options	10/20/08	4 years	79%	$0.60	$0.69	2.17%
(f)	Options	03/31/08	4 years	68%	$0.64	$0.69	2.88%
(g)	Options	03/31/09	90 days	124%	$0.35	$0.37	0.95%

Outstanding Equity Awards at Fiscal Year End

The following table sets out information concerning Options granted to Named Executive Officers but not yet exercised under the Stock Option Plan, stock appreciation rights (“SARs”) granted under the 2006 Stock Appreciation Rights Plan (“SARs Plan”) and Incentive Warrants outstanding as at December 31, 2009.  Generally, all outstanding Options vest at a rate of one forty-eighth of their allotted amount per month and are exercisable for a period of five years from the date of grant.  Options were granted to executives based on the recommendation of the Compensation Committee.

Outstanding Equity Awards at 2009 Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Nancy Li, Chief Executive Officer(1)	121,875	328,125	$0.47	11/17/13
G. Scott Paterson, Vice Chairman(2)	1,000,000 233,333	166,667	$4.00 $6.05	03/27/11 04/09/12
J. Christopher Wagner, Executive Vice President(3)	1,300,000 58,333 40,625	141,667 109,375	$0.63 $0.60 $0.47	10/20/10 10/20/13 11/17/13
Blair Baxter, Former Chief Financial Officer(4)	-	-	-	-

(1)	Ms. Li became the Chief Executive Officer of NeuLion on October 20, 2008.

(2)
Mr. Paterson became the Interim Chief Executive Officer of NeuLion on June 27, 2008 and ceased to be the Interim Chief Executive Officer of NeuLion on October 20, 2008.  He became the Vice Chairman of NeuLion on October 20, 2008.

(3)	Mr. Wagner became an Executive Vice President of NeuLion on October 20, 2008.

(4)	Mr. Baxter became the Chief Financial Officer of NeuLion on March 31, 2008 and ceased to be the Chief Financial Officer of NeuLion on November 16, 2008.

COMPENSATION OF DIRECTORS

The Compensation Committee annually reviews the directors’ compensation and makes its recommendations to the full Board of Directors for approval.  The Compensation Committee believes that the directors’ compensation is aligned with the Corporation’s performance on both a short-term and a long-term basis and that the Corporation’s compensation philosophy assists in attracting and retaining qualified individuals to serve as directors. Directors who are also executives of NeuLion do not receive an annual retainer for service on the Board of Directors and are not currently entitled to any compensation for attending meetings of the Board of Directors, committees of the Board of Directors or meetings of the Shareholders.  None of Ms. Li, Mr. Paterson and Mr. Reichbach received any compensation for service on the Board of Directors in 2009 as each is an executive officer of the Corporation.

The key elements of NeuLion’s non-executive director compensation are: a cash retainer, equity-based grants and Board chair and committee chair cash retainers.  In setting the Board of Directors’ compensation, the Compensation Committee considered the significant amount of time that the directors spend fulfilling their duties and the skills required by directors.  Each non-executive director was paid an annual retainer of US$20,000 and a fee of US$2,000 per Board of Directors meeting, except in the case of the Chairman, who earned a fee of US$3,000 per Board of Directors meeting.  Each committee member was paid US$1,000 per committee meeting attended.  The lead independent director was paid an additional annual fee of US$5,000 for serving in such capacity.  Each committee chairman received an additional annual fee of US$1,500 for acting in such capacity.  Non-executive directors are reimbursed for any out-of pocket travel expenses incurred in order to attend meetings.

Pursuant to the Directors’ Compensation Plan, the non-executive directors of NeuLion receive at least 50% of their annual retainers and Board of Directors meeting and committee meeting fees by way of issuance of Common Shares and may elect to receive up to 100% of their retainers and fees in cash compensation in lieu of Common Shares.

For the fiscal year ended December 31, 2009, each of the non-executive directors received the following compensation in cash and/or Common Shares:

2009 DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Share awards ($)	Total compensation ($)
John Anderson(1)(2)	0	48,000	48,000
Gabriel Battista(1)(3)	18,000	18,000	36,000
Shirley Strum Kenny(2)	0	39,000	39,000
David Kronfeld(2)	0	40,500	40,500
Charles B. Wang(2)	0	41,000	41,000
__________

(1)
At fiscal year end the following directors of the Corporation held Options to purchase Common Shares in the following amounts:  Mr. Anderson – 50,000 Shares; Mr. Battista – 50,000 Shares.  Messrs. Anderson and Battista each also held 100,000 SARs.

(2)	Elected to receive compensation 100% in Common Shares and 0% in cash.

(3)	Elected to receive compensation 50% in Common Shares and 50% in cash.

MANAGEMENT AND EMPLOYMENT CONTRACTS

The material terms of the employment arrangements between NeuLion and each of Messrs. Paterson and Baxter are summarized below.  All other Named Executive Officers and senior management have at-will employment arrangements with NeuLion.

G. Scott Paterson

Mr. Paterson and NeuLion entered into an employment agreement effective as of June 1, 2006 that provided for Mr. Paterson to act as NeuLion’s Chief Executive Officer.  The agreement is for an indefinite term, subject to the provisions of the agreement.  Mr. Paterson is permitted to terminate the employment agreement upon 60 days’ notice and NeuLion is permitted to terminate the employment agreement at any time for cause.

In the event of a change of control of NeuLion, all Options, SARs or other incentive compensation held by Mr. Paterson that are subject to vesting within a period of twelve months from the date of the change of control will automatically vest.  The agreement contains (i) non-solicitation and non-competition covenants in favour of NeuLion, which apply during the term of Mr. Paterson’s employment and for a period of 24 months following the termination of his employment (subject to exclusions to the non-solicitation covenant allowing Mr. Paterson or his designates to solicit without restriction executives who had been associated with Paterson Partners or its affiliated entities and exclusions to the non-competition covenant in respect of commercial involvement that encompasses an interest of less than five percent in a publicly traded company), and (ii) confidentiality covenants in favour of NeuLion, which apply indefinitely.  In the event of termination of the agreement by NeuLion without cause, Mr. Paterson is entitled to a severance package consisting of 24 months compensation in lieu of notice inclusive of base salary and bonuses and a continuation of benefits for a period of 24 months.  In addition, all Options, SARs or other incentive compensation held by Mr. Paterson that were subject to vesting within a period of 24 months from the date of termination will automatically vest.

For purposes of Mr. Paterson’s employment agreement, termination “without cause” includes a change of control or a constructive dismissal after Mr. Paterson provides specified notice to the Corporation.  “Change of control” means a transaction or series of transactions whereby, directly or indirectly:

(a)
any person or combination of persons obtains Common Shares or other securities in excess of the number which, directly or following conversion thereof, would entitle them to cast 50% or more of the votes attaching to all Common Shares which may cast to elect directors; or

(b)
the Corporation shall consolidate or amalgamate with, or enter into a statutory arrangement with, any other person (other than a subsidiary of the Corporation (a “Subsidiary”)) or merge with and into any other person (other than a Subsidiary) or another person shall merge with or into, the Corporation, and, in connection therewith, all or part of the outstanding voting Common Shares shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for Common Shares or other securities of the Corporation or any other person or for cash or any other property; or

(c)
the Corporation (or a Subsidiary) shall sell or otherwise transfer, including by way of the grant of a leasehold interest property or assets (A) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Corporation and its subsidiaries as at the end of the most recently completed financial year of the Corporation or (B) which during the most recently completed financial year of the Corporation generated, or during the then current financial year of the Corporation are expected to generate, more than 50% of the consolidated operating income or cash flow of the Corporation and its subsidiaries; or

(d)
there occurs a change in the composition of the Board which occurs at a single meeting, or a succession of meetings occurring within six months, of the Shareholders, whereby such individuals who were members of the Board immediately prior to such meeting or succession of meetings, cease to constitute a majority of the Board without the Board, as constituted immediately prior to such meeting, approving of such change.

A “constructive dismissal” shall be deemed to have occurred if there occurs any material and adverse change in the title, status, position, job function, job responsibilities and/or reporting responsibilities of Mr. Paterson from those current at the date of his employment agreement without his prior written consent.

The agreement initially provided for an annual base salary of $90,000 and a bonus that is based on the attainment of certain objectives to be determined by mutual agreement of the Board and Mr. Paterson.  In addition, Mr. Paterson was granted 1,000,000 SARs pursuant to the SARs Plan, with an exercise price of $4.00 per SAR that vest at a rate of 1/48th per month.  Effective as of the date of the grant of such SARs, March 27, 2006, 11/48ths of Mr. Paterson’s SARs were deemed vested.  Effective January 1, 2007, Mr. Paterson’s annual base salary was increased to $300,000.  On April 9, 2007, Mr. Paterson was granted 650,000 Options to purchase Common Shares with an exercise price of $6.05 per Option with such Options vesting at a rate of 1/48th per month.  NeuLion has arranged for and paid the premiums on CAD$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with NeuLion as beneficiary of CAD$8 million of the proceeds, with the remaining CAD$2 million to be paid to beneficiaries designated by Mr. Paterson.  The annual premium payable by NeuLion in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries is CAD$1,973.

In November 2007, Mr. Paterson resigned the position of Chief Executive Officer and was appointed Executive Chairman of NeuLion effective such date.  Mr. Paterson’s employment agreement was amended accordingly and all other terms of his agreement continue in effect.

Blair Baxter

Mr. Baxter and NeuLion entered into an employment agreement dated February 11, 2008, as amended, which provided that Mr. Baxter would act as NeuLion’s Chief Financial Officer beginning March 31, 2008.  The agreement was for an indefinite term, subject to the provisions of the agreement.  The agreement provided for a base salary of CAD$235,000 which would increase to CAD$245,000 following 6 months of employment after April 1, 2008, a signing bonus of CAD$25,000, a transition bonus of CAD$15,000 and eligibility to participate in any senior management bonus plan offered by NeuLion.  In addition, the agreement stated that, pursuant to the Stock Option Plan, Mr. Baxter would receive:

•	as of March 31, 2008, 200,000 Options; and

•	on March 31, 2009, 100,000 Options.

The agreement contained:

•
non-solicitation and non-competition covenants in favour of NeuLion, which applied during the term of Mr. Baxter’s employment and for a period of 9 months following the termination of his employment; and

•	confidentiality covenants in favour of NeuLion, which applied indefinitely.

The agreement provided Mr. Baxter with a severance package of compensation in lieu of notice and inclusive of base salary and certain benefit plan contributions.

Mr. Baxter ceased to be the Chief Financial Officer, and became a Vice President, of NeuLion on November 16, 2008.  Effective March 31, 2009, Mr. Baxter’s employment was terminated by mutual agreement.  Mr. Baxter received a severance package that included CAD$245,000 in severance pay, accelerated the vesting of the 200,000 Options to March 31, 2009 and accelerated the granting and vesting of the 100,000 Options to March 31, 2009; all 300,000 Options expire 90 days following March 31, 2009. The Corporation and Mr. Baxter entered into a short-term consulting contract effective April 1, 2009 through September 30, 2009.  This contract was terminated by mutual agreement on July 31, 2009.

DIRECTORS AND OFFICERS INSURANCE

NeuLion has arranged for and paid the premiums on CAD$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with NeuLion as beneficiary of CAD$8 million of the proceeds, with the remaining CAD$2 million to be paid to beneficiaries designated by Mr. Paterson.  The annual premium payable by NeuLion in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries is CAD$1,973.  NeuLion will evaluate similar policies for its other executives as it deems appropriate and to be in the best interests of the Shareholders.

NeuLion maintains insurance for the benefit of the directors and officers of NeuLion against liability in their respective capacities as directors and officers of NeuLion pursuant to s. 124(1) of the Canadian Business Corporations Act (“CBCA”). The limit of liability of such insurance is $20,000,000 and is subject to a per incident deductible.  There is a $150,000 deductible on securities claims, and a $100,000 deductible on all other claims.  The aggregate annual premium payable by NeuLion in respect of such insurance is $105,000.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS

The following table sets out, as at April 15, 2010, the Common Shares to be issued upon exercise of outstanding securities pursuant to equity compensation plans approved by security holders, the weighted average exercise price of such outstanding securities and the number of securities remaining available for future issuance under equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders
Stock Option Plan	9,639,975	$0.94	4,954,017
Restricted Share Plan	1,888	N/A	0
SARs Plan	1,675,000	$2.63	4,162,597
Directors’ Compensation Plan	0(1)	0(1)	42,062
Retention Warrant Plan	801,788	$2.66	1,698,212
Employee Share Purchase Plan	0	0	0
Equity compensation plans not approved by security holders
None	0	N/A	N/A

(1)	Common Shares are issued directly under the Directors’ Compensation Plan without exercise of any option, warrant or right.

The following is a summary description of the Corporation’s equity-based compensation plans, and is qualified by the text of the plans themselves.  Readers should note that certain amendments to these plans proposed for Shareholder approval have not been described herein.  See “Particulars of Matters to be Acted Upon”.

Stock Option Plan

The Stock Option Plan was established to advance the interests of NeuLion by:

•	providing Eligible Persons (as defined below) with additional incentives;

•	encouraging stock ownership by Eligible Persons;

•	increasing the proprietary interest of Eligible Persons in the success of NeuLion;

•	encouraging Eligible Persons to remain loyal to NeuLion or a related entity; and

•	attracting new employees, officers, directors and consultants to NeuLion or a related entity.

The Stock Option Plan is administered by the Board of Directors, or if so authorized by the Board of Directors, the Compensation Committee.  Under the Stock Option Plan, Options to purchase Common Shares may be granted by the Board of Directors to employees, directors, officers and consultants of NeuLion or any related entity (“Eligible Persons”).

The Board of Directors or Compensation Committee, as the case may be, also has the authority, subject to the terms of the Stock Option Plan, among other things, to determine the terms of grants, suspend or terminate the Stock Option Plan or any Option Agreement and make determinations under the Stock Option Plan.

The exercise price for any Option granted under the Stock Option Plan is determined as follows:

•	If the Common Shares trade on a market,
•
the exercise price is based on the closing market price of the Common Shares on the market with the largest trading volume of the Common Shares on the last trading date preceding the date of the grant; and

•	if there is no trading on that date, the exercise price will be the average of the bid and ask on the date preceding the date of the grant.

•
If there is no trading market for the Common Shares, the Board of Directors will in good faith determine the exercise price of an Option based on the fair market value of the Common Shares on the date of the grant.

•
If the Option is to be granted on a pre-determined date in the future, the exercise price will be the weighted average trading price, rounding up to the nearest cent, of the Common Shares on the stock exchange or quotation system upon which any shares of NeuLion are then listed and posted or quoted for trading for the five trading dates preceding the date of the grant.

The maximum number of Common Shares issuable upon exercise of Options granted pursuant to the Stock Option Plan is equal to the greater of (i) 4,000,000 Common Shares; and (ii) 12.5% of the number of issued and outstanding Common Shares from time to time.  As a result, any increase in the issued and outstanding shares will result in an increase in the available number of Common Shares issuable under the Stock Option Plan, and any exercises of Options will make new grants available under the Stock Option Plan.  The maximum number of Common Shares issuable upon exercise of Options granted pursuant to the Stock Option Plan is exclusive of any awards made pursuant to the Corporation’s Restricted Share Plan (the “Restricted Share Plan”) and SARs Plan, respectively.

Options are exercisable during a period established at the time of their grant provided that such period will expire no later than five years after the date of grant, subject to early termination. Until April 29, 2010, Options granted under the Stock Option Plan vested over a 48-month period and could be exercised after they vested until the end of the five-year period.  The Board of Directors has discretion under the Stock Option Plan to change the vesting schedule, and on April 29, 2010, the Board of Directors approved a new vesting schedule which provides that Options granted under the Stock Option Plan after May 31, 2010 will vest in equal increments of 25% on each anniversary of the date of grant.  Options not exercised prior to the expiry date will become null and void and the Common Shares reserved for such issuance would then be available for subsequent Option grants.

If a holder of Options (an “Optionholder”) ceases to be an Eligible Person on a particular date (the “Termination Date”) for any reason whatsoever other than death, each Option held by such Optionholder, its permitted assigns or the Optionholder’s Registered Retirement Savings Plan (“RRSP”) or a Registered Retirement Income Fund (“RRIF”) will cease to be exercisable 90 days after the Termination Date.  If any portion of an Option has not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Optionholder, or the Optionholder’s RRSP or RRIF or its permitted assigns. In the event that an Optionholder’s employment, consultancy or directorship, as applicable, is terminated by NeuLion for cause (as defined in such Optionholder’s employment or consulting agreement, as applicable), such Optionholder’s Options, whether vested or otherwise, shall immediately terminate unless the Board of Directors determines otherwise within 30 days. If an Optionholder dies, the legal representatives of the Optionholder may exercise the Optionholder’s Options within 120 days after the date of such Optionholder’s death (but only to the extent the Options were by their terms exercisable on the date of death).

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, in its sole discretion, permit any or all unvested Options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations that the Board of Directors may impose) in order to permit Common Shares issuable upon the exercise of such Options to be tendered to such bid. Unvested Options do not automatically vest in the event of a change of control (as defined in the Stock Option Plan) unless otherwise agreed in an employment or consulting agreement between the Optionholder and NeuLion or unless an Optionholder’s employment is terminated other than for cause, in connection with a change of control. However, the Board of Directors may, in its sole discretion, permit any or all unvested Options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in the event of such a change of control.

Options are personal to each Eligible Person and its permitted assigns.  No Eligible Person may deal with any Options or any interest in them or transfer any Options held by the Eligible Person except in accordance with the Stock Option Plan.

Grants under the Stock Option Plan are restricted to insiders to:

•	10% of the Common Shares outstanding under all share compensation arrangements;

•	10% of the Common Shares outstanding issuable to insiders within a one-year period; and

•	5% of the Common Shares outstanding issuable to any one insider within a one-year period

Shareholder approval is required for the following amendments:

•	to increase the maximum number of Shares that may be issued pursuant to Options granted under the Stock Option Plan;

•	to reduce the exercise price of Options for the benefit of an insider;

•	to extend the expiry date of Options for the benefit of an insider; and

•	to amend the section of the Stock Option Plan that addresses these types of amendments.

On April 29, 2010, the Board of Directors approved and ratified certain amendments to the Stock Option Plan to: (i) reflect the name change of the Corporation from JumpTV Inc. to NeuLion, Inc.; (ii) amend Section 2.9 relating to the payment of withholding tax; and (iii) add a new Section 2.10 to provide that any tax consequences that arise from participation in the Stock Option Plan are the responsibility of each participant.

As of April 15, 2010, the maximum number of Common Shares issuable upon exercise of Options was 14,593,992 (representing 12.5% of the issued and outstanding Common Shares). Of that number, Options to purchase 9,639,975 Common Shares (representing 8.3% of the issued and outstanding Common Shares) had been issued and are currently outstanding, leaving Options to purchase 4,954,017 Common Shares  (representing 4.2% of the issued and outstanding Common Shares) available for grant.

Restricted Share Plan

NeuLion has established a Restricted Share Plan for employees and consultants of NeuLion and NeuLion’s subsidiaries (“Eligible Participants”). The purpose of the Restricted Share Plan is to encourage share ownership by Eligible Participants through the issuance of awards to Eligible Participants based on an assessment of the Eligible Participants’ current and potential ability to contribute to the success of NeuLion. The Restricted Share Plan is administered by the Board of Directors, or if so authorized by the Board of Directors, by the Compensation Committee.  The Board of Directors or Compensation Committee, as the case may be, has the authority, subject to the terms of the Restricted Share Plan, to:

•	select those who are Eligible Participants;

•	grant awards under the Restricted Share Plan;

•	interpret the Restricted Share Plan; and

•	establish the rules and regulations applying to the Restricted Share Plan and to make all other determinations it deems necessary or useful for the administration of the Restricted Share Plan.

The vesting of an award under the Restricted Share Plan is determined by the Board or Compensation Committee, as the case may be, at the time of grant.  Upon the vesting of an award under the Restricted Share Plan, NeuLion, at its discretion, may issue from treasury the number of Common Shares represented by such vested award, purchase the number of Common Shares represented by such vested award on the secondary market for delivery to the holder of such vested award or, unless the related award agreement provides otherwise, pay to such holder an amount in cash equal to the market value of the Common Shares represented thereby on the vesting date (where market value is determined in accordance with the Restricted Share Plan).  NeuLion has determined that it will issue securities from treasury in all cases of vesting of an award under the Restricted Share Plan.  A holder of an award under the Restricted Share Plan does not have any rights as a shareholder until such award has vested in accordance with its terms and the underlying Common Shares have been issued by NeuLion.

Awards under the Restricted Share Plan are not generally assignable.  However, the Board or the Compensation Committee may determine at the time of grant or thereafter that any award under the Restricted Share Plan is assignable, to the extent permitted by applicable law, in whole or in part and in such circumstances and under such conditions as specified by the Board or the Compensation Committee, as the case may be.  Notwithstanding the foregoing, in the case where a holder of an award under the Restricted Share Plan dies, his or her legal representative shall have the rights of such holder under the Restricted Share Plan and the Award Agreement (as defined in the Restricted Share Plan) for a period of 90 days following the death of such holder, following which period all awards under the Restricted Share Plan that have not vested shall terminate.

Awards under the Restricted Share Plan, whether or not subject to the attainment of performance objectives, expire immediately, are forfeited and are of no further force and effect on the date upon which the holder ceases to be an employee or consultant, as the case may be, of NeuLion for any reason, unless otherwise determined by the Board or Compensation Committee at or after the time of the grant.  There is no automatic vesting of unvested awards under the Restricted Share Plan in connection with a change of control (as defined in the Restricted Share Plan) unless otherwise agreed in an employment or consulting agreement.  However, the Board or the Compensation Committee, as the case may be, shall have, in its sole discretion, the power to accelerate the time at which any or all awards under the Restricted Share Plan may vest or the time during which any awards under the Restricted Share Plan will become fully vested including, without limitation, in connection with such a change of control.

A maximum number of 1,000,000 Common Shares may be issued from NeuLion’s treasury pursuant to awards under the Restricted Share Plan over the life of the Restricted Share Plan.  As of April 15, 2010, 1,000,000 awards had been made (representing less than 1% of the issued and outstanding Common Shares), 135,050 had been forfeited and cancelled, 75,000 had been returned, and 788,062 awards had vested (representing less than 1% of the issued and outstanding Common Shares) and a like number of Common Shares been issued.  There remain 1,888 Common Shares (representing less than 1% of the issued and outstanding Common Shares) available for issuance pursuant to prior awards under the Restricted Share Plan. Any of the Common Shares reserved for issuance pursuant to an award under the Restricted Share Plan that has been cancelled, expired, forfeited or terminated without having been exercised in full or settled in cash or shares (either from treasury or purchased in the secondary market) will not be subsequently awarded under the terms of the Restricted Share Plan.  No new grants are permitted under the Restricted Share Plan.

On April 29, 2010, the Board of Directors approved and ratified certain amendments to the Restricted Share Plan to: (i) reflect the name change of the Corporation from JumpTV Inc. to NeuLion, Inc.; (ii) add a new Section 9.5 relating to the payment of withholding tax; and (iii) revise Section 9.6 to clarify that any tax consequences that arise from participation in the Retention Warrants Plan are the responsibility of each participant.

Stock Appreciation Rights Plan

NeuLion has established the SARs Plan for senior officers and directors of NeuLion and any subsidiary or affiliate thereof. The purpose of the SARs Plan is to motivate senior officers and directors of NeuLion and any such subsidiary or affiliate thereof to put forth their best efforts on behalf of NeuLion (and any affiliate or subsidiary thereof) and to closely align the personal interests of such senior officers and directors with those of the Shareholders.

The SARs Plan is administered by the Board of Directors, or if so authorized by the Board of Directors, by the Compensation Committee of the Board of Directors. Under the SARs Plan, the Board of Directors may grant SARs awards to senior officers or directors of NeuLion and any such subsidiary or affiliate thereof. Subject to the provisions of the SARs Plan, the Board of Directors has the authority to:

•	determine and designate from time to time those persons to whom SARs are to be granted and the number of Common Shares to be subject to such SARs; and

•	determine the time or times when, and the manner in which, each SAR will be exercisable and the duration of the exercise period.

All discretionary awards to non-executive directors shall be administered by the Compensation Committee, being an independent committee of the Board of Directors.

Each SARs grant specifies:

•	the period for which the SARs thereunder are exercisable, to a maximum term of five years from the date of grant; and

•
the exercise price of such SARs, as determined by the Board of Directors at the time such SARs are granted, subject to a minimum of the market price of the Common Shares (as determined in accordance with the SARs Plan).

A holder of SARs may elect to be paid the “in the money value” of each SAR upon exercise thereof in cash or may be issued that number of Common Shares (which NeuLion may issue from treasury or purchase on the secondary market) equal to the aggregate “in the money value” of the SARs divided by the fair market value of one Common Share at the time of exercise. Alternatively, a holder of SARs may choose to pay the exercise price of the SARs and be issued Common Shares from treasury.  A holder of SARs may elect to receive any combination of the above.  The Board of Directors has discretionary authority to accept or reject a request for cash by a holder in whole or in part.

At the 2007 annual and special meeting of the shareholders of NeuLion, the shareholders approved an increase in the maximum number of Common Shares which may be issued pursuant to the SARs Plan from the greater of 4,150,000 or 5% of the issued and outstanding Common Shares. The Common Shares reserved for issuance upon the exercise of SARs that terminate, expire unexercised or are cancelled shall be available for subsequent grants of SARs under the SARs Plan.

Upon the death of a holder of SARs while a senior officer or director of NeuLion (or within 30 days of such senior officer or director’s termination of employment), the holder’s SARs will expire upon the earlier of 12 months from the date of death and five years from the date of grant. Upon the termination of an office or directorship due to disability of a holder of SARs, the holder’s SARs will expire upon the earlier of six months from the date of termination and five years from the date of grant. Upon the termination of a holder of SARs’ employment with NeuLion for a reason other than death or disability, the holder’s SARs will expire upon the earlier of 90 days from the date of termination and five years from the date of grant (except if such termination is for cause, in which case, such holder’s SARs will expire immediately upon notice of termination).

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding shares, then the Board of Directors may, in its sole discretion, permit any or all unvested SARs of any or all holders of SARs outstanding under the SARs Plan to become immediately exercisable (subject to any limitations that the Board of Directors may impose) in order to permit shares issuable under such SARs to be tendered to such bid. Unvested SARs do not automatically vest in the event of a change of control (as defined in the SARs Plan) unless otherwise agreed in an employment or consulting agreement between the holder of SARs and NeuLion or unless the holder’s employment or directorship is terminated due to a change of control (except in the case of termination for cause).

The Board of Directors or any committee of the Board of Directors shall not be permitted to accelerate the vesting of any awards under the SARs Plan except in the case of death, disability, retirement, change in control or pursuant to the terms and conditions of pre-existing employment agreements. If the Board of Directors and/or committee of the Board of Directors accelerates or waives the vesting period for any reasons other than the instances above, the number of SARs to be accelerated or waived for purposes other than death, disability, retirement, change of control or pursuant to the terms and conditions of pre-existing employment agreements shall be limited to 10% of the securities authorized for issuance under the SARs Plan. The SARs Plan provides that the Board of Directors has the authority to amend any term of any outstanding SARs, provided that:

•	any required approval of any regulatory authority or stock exchange is obtained;

•	if the amendments would reduce the exercise price or extend the period for which the SARs are exerciseable in respect of SARs granted to insiders, approval of the Shareholders must be obtained;

•	the Board would have had the authority to initially grant the SARs under the terms so amended; and

•	the consent or deemed consent of the SARs holder is obtained if the amendment would materially prejudice the rights of the SARs holder.

No SARs holder shall have any rights as a Shareholder with respect to any Common Shares subject to the SARs holder’s rights prior to the date of issuance of such SARs holder of a certificate or certificates for such Common Shares in connection with a Securities Settlement Request or a Treasury Shares Settlement Alternative Request (as each are defined in the SARs Plan).

Grants to insiders are restricted to:

•	10% of the Common Shares outstanding under all share compensation arrangements;

•	10% of the Common Shares outstanding issuable to insiders within a one-year period; and

•	5% of the Common Shares outstanding issuable to any one insider within a one-year period.

Shareholder approval is required for the following amendments:

•	to increase the maximum number of Common Shares that may be issued pursuant to the SARs Plan;

•	to reduce the exercise price of SARs for the benefit of an insider;

•	to extend the expiry date of SARs for the benefit of an insider; and

•	to amend the section of the SARs Plan that addresses these types of amendments.

On April 29, 2010, the Board of Directors approved and ratified certain amendments to the SARs Plan to: (i) provide that, while the Board has the authority to accept or reject a cash payment request, the General Counsel of the Corporation may approve a cash payment request in respect of amounts equal to or less than CDN$2,500; (ii) reflect the name change of the Corporation from JumpTV Inc. to NeuLion, Inc.; (iii) add a new Section 8 relating to the payment of withholding tax; and (iv) add a new Section 9 to provide that any tax consequences that arise from participation in the SARs Plan are the responsibility of each participant.

As of April 15, 2010, the maximum number of SARs issuable upon exercise of NeuLion SARs was 5,837,597 (representing 5% of the issued and outstanding Common Shares). Of that number, SARs to purchase 1,675,000 Common Shares (representing 1.4% of the issued and outstanding Common Shares) had been issued and are currently outstanding, leaving SARs to purchase 4,162,597 Common Shares (representing 3.6% of the issued and outstanding Common Shares) available for grant.

Directors’ Compensation Plan

The purpose of the Directors’ Compensation Plan is to advance the interests of NeuLion by (i) encouraging its directors to acquire Common Shares, thereby increasing the proprietary interests of such persons in NeuLion and aligning the interests of such persons with the interests of Shareholders generally; and (ii) preserving NeuLion’s cash for other corporate purposes.

The Directors’ Compensation Plan is administered by the Board of Directors or the Compensation Committee. Subject to the limitations of the Directors’ Compensation Plan, the Board of Directors has the authority to:

•	issue Common Shares to non-executive directors under the Directors’ Compensation Plan;

•	determine the terms, including the limitations, restrictions and conditions, if any, upon such grants;

•
interpret the Directors’ Compensation Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Directors’ Compensation Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority;

•	suspend or terminate the Directors’ Compensation Plan; and

•	make all other determinations and to take all other actions in connection with the implementation and administration of the Directors’ Compensation Plan as it may deem necessary or advisable.

Management directors are not eligible to receive Shares under the Directors’ Compensation Plan because they do not receive compensation as directors.

Under the Directors’ Compensation Plan, the non-executive directors of NeuLion receive at least 50% of their annual retainers and Board of Directors and committee meeting fees in the form of Common Shares and may elect to receive up to 100% of their retainers and fees in Common Shares in lieu of cash compensation. Each non-executive director was paid an annual retainer of US$20,000 and a fee of US$2,000 per Board of Directors meeting attended, except in the case of the Chairman, who earned a fee of US$3,000 per Board of Directors meeting attended.  Each committee member was paid US$1,000 per committee meeting attended.  The lead independent director was paid an additional annual fee of US$5,000 for serving in such capacity.  Each committee chairman received an additional annual fee of US$1,500 for acting in such capacity.  Non-executive directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings.  Subject to the overall maximum as described in the preceding paragraph, there is no maximum number of Common Shares available to be issued by NeuLion to any individual non-executive director under the Directors’ Compensation Plan.

Upon ceasing to be a non-executive director, a director will no longer be eligible to receive Common Shares under the Directors’ Compensation Plan and any amounts owing to such director shall be paid in cash.

For the first half of the fiscal year ended December 31, 2009, the non-executive directors of NeuLion earned a total of 149,206 Common Shares in lieu of cash compensation pursuant to the Directors’ Compensation Plan. These Common Shares were issued to the non-executive directors on June 30, 2009. A total of $9,000 of cash compensation was also paid. The directors were issued such shares and cash in accordance with their allocation elections under the Directors’ Compensation Plan.

For the second half of the fiscal year ended December 31, 2009, the non-executive directors of NeuLion earned a total of 156,778 Common Shares in lieu of cash compensation pursuant to the Directors’ Compensation Plan. These Common Shares were issued to the non-executive directors on December 21, 2009. A total of $9,000 of cash compensation was also paid. The directors were issued such shares and cash in accordance with their allocation elections under the Directors’ Compensation Plan.

Shareholder approval is required for the following amendments:

•	to increase the maximum number of Common Shares that may be issued pursuant to the Directors’ Compensation Plan; and

•	to amend the section of the Directors’ Compensation Plan that addresses these types of amendments.

On April 29, 2010, the Board of Directors approved and ratified certain amendments to the Directors’ Compensation Plan to: (i) increase the number of Common Shares reserved for issuance under the Directors’ Compensation Plan from 500,000 Common Shares to 1,500,000 Common Shares, subject to Shareholder approval (see “Particulars of Matters to be Acted On – Directors’ Compensation Plan”); (ii) reflect the name change of the Corporation from JumpTV Inc. to NeuLion, Inc.; (iii)clarify the drafting in Section 2.3 to delete references to the actual amount of cash compensation to be received by directors; (iv) add a new Section 2.4 which provides that Common Shares will be issued following receipt of a notice from each director and during the month of December or June, or such later time in the discretion of the Board; (v) add a new Section 3.7 relating to the payment of withholding tax; and (vi) add a new Section 3.8 to provide that any tax consequences that arise from participation in the Directors’ Compensation Plan are the responsibility of each participant.

As of April 15, 2010, the maximum number of Common Shares issuable under the Directors’ Compensation Plan was 500,000 (representing less than 1% of the issued and outstanding Common Shares). Of that number, 457,938 Common Shares (representing less than 1% of the issued and outstanding Common Shares) had been issued, leaving 42,062 Common Shares (representing less than 1% of the issued and outstanding Common Shares) available for issuance.

Retention Warrants Plan

For purposes of the Corporation’s Amended and Restated Retention Warrants Plan (the “Retention Warrants Plan”) summary, the term “Eligible Persons” should be understood to exclude directors and officers of the Corporation.

NeuLion has established the Retention Warrants Plan for NeuLion Eligible Persons, as the case may be, is to advance the interests of NeuLion by:

•	providing Eligible Persons with additional incentive;

•	encouraging share ownership by Eligible Persons;

•	increasing the proprietary interest of Eligible Persons in the success of NeuLion;

•	encouraging Eligible Persons to remain with NeuLion or a related entity; and

•	attracting new employees, officers and consultants to NeuLion or a related entity.

The Retention Warrants Plan is administered by the Board of Directors or the Compensation Committee, as the case may be.  Subject to the limitations of the Retention Warrants Plan, the Board of Directors or the Compensation Committee has the authority to:

•	issue Retention Warrants to purchase Common Shares to Eligible Persons;

•	determine the terms, including the limitations, restrictions and conditions, if any, upon such issuances;

•
interpret the Retention Warrants Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Retention Warrants Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority;

•	suspend or terminate the Retention Warrants Plan; and

•	make all other determinations and to take all other actions in connection with the implementation and administration of the Retention Warrants Plan as it may deem necessary or advisable.

Any discretionary awards made to non-executive directors under the Retention Warrants Plan shall be administered by the Compensation Committee, being an independent committee of the Board of Directors.

The maximum number of Common Shares available for issuance pursuant to the exercise of Retention Warrants issued pursuant to the Retention Warrants Plan is limited to 2,500,000, inclusive of those Common Share purchase warrants issued by NeuLion pursuant to its acquisition of the XOS Network or issued pursuant to its acquisition of CyclingTV, but exclusive of all other issuances of warrants made prior to the establishment of the Retention Warrants Plan as well as any warrants, options, or rights granted under any other security-based incentive compensation plans of NeuLion and such warrants, options or rights, as the case may be, are not subject to the terms of the Retention Warrants Plan.

Pursuant to the Retention Warrants Plan and subject to the applicable rules of any stock exchange or quotation system on which the Common Shares may be listed from time to time, the Board of Directors shall establish the exercise price of a Retention Warrant at the time each Retention Warrant is granted on the basis of the closing market price of the Common Shares on the market with the largest trading volume of the Common Shares on the last trading date preceding the date of the issuance. If there is no trading on that date, the exercise price of a Retention Warrant will be the average of the bid and ask on the date preceding the date of the issuance.

Subject to the regulations of the applicable regulatory authorities, the aggregate number of securities available for issuance under the Retention Warrants Plan to any one Eligible Person and an RRSP or a RRIF of which that person is an annuitant, is 5% of the Common Shares outstanding at the time of the grant (on a non-diluted basis). Retention Warrants issued must be exercised no later than 5 years after the date of the issuance or such lesser period as the applicable issuance, regulatory authorities or the provisions of the Retention Warrants Plan may require (the “Expiry Date”); provided, however, in the event that a Retention Warrant is scheduled to expire or terminate during or within ten business days following a blackout period, the Expiry Date shall be the date that is the tenth business day following the date of expiry of the blackout period (the “Blackout Expiry Date”). If a new blackout period is imposed prior to the Blackout Expiry Date, the Blackout Expiry Date shall be the date that is the tenth business day following the date of expiry of the new blackout period. The Board of Directors may determine when any Retention Warrant will become exercisable and may determine that the Retention Warrant will be exercisable in installments. No fractional Common Shares may be issued and the Board of Directors may determine the manner in which fractional Common Share value will be treated. Not less than 100 Common Shares may be purchased at any one time except where the remainder totals less than 100.

If an Eligible Person ceases to be an Eligible Person for any reason whatsoever other than death, each Retention Warrant held by such person, such person’s permitted assigns, or such person’s RRSP or RRIF will cease to be exercisable 90 days after such person’s termination date.  If any portion of a Retention Warrant has not vested by the termination date, that portion of the Retention Warrant may not under any circumstances be exercised by such person, such person’s permitted assigns or such person’s RRSP or RRIF, regardless of whether such person received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Retention Warrant to vest in such person, their permitted assigns or their RRSP or RRIF.

If an Eligible Person dies, the legal representatives of the Eligible Person may exercise the Eligible Person’s Retention Warrants, the Eligible Person’s permitted assign’s Retention Warrants and the Retention Warrants held by the Eligible Person’s RRSP or RRIF within 120 days after the date of the Eligible Person’s death but only to the extent the Retention Warrants were by their terms exercisable on the date of death.

In the event that an Eligible Person’s employment, consultancy or directorship, as applicable, is terminated by Jump TV for cause (as defined in such Eligible Person’s employment or consulting agreement, as applicable), such Eligible Person’s Retention Warrants and its permitted assigns’ Retention Warrants, whether vested or otherwise, shall immediately terminate.  The Board of Directors shall have discretion to permit such Eligible Participant and its permitted assigns to exercise the vested portion of such Eligible Person’s Retention Warrants (as of the termination date).  The Board of Directors shall have a period of 30 days to exercise its discretion to permit the exercise of such Eligible Person’s Retention Warrants and in the event of such exercise of discretion, the Retention Warrants shall be deemed not to have been terminated as of the termination date of the Eligible Person’s employment, consultancy or directorship, as applicable.

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, in its sole discretion, by resolution permit any or all unvested Retention Warrants outstanding under the Retention Warrants Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in order to permit Common Shares issuable under such Retention Warrants to be tendered to such bid. There shall be no automatic vesting of unvested Retention Warrants in the event of a change of control unless otherwise agreed in an Eligible Person’s employment or consulting agreement; however, the Board of Directors may, in its sole discretion, by resolution permit any or all unvested Retention Warrants of any or all Participants outstanding under the Retention Warrants Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in the event of a change of control.

Pursuant to an amendment to the Retention Warrants Plan approved by the Board of Directors of NeuLion on May 13, 2008, the Board of Directors or any committee of the Board of Directors shall not be permitted to accelerate the vesting of any Retention Warrants under the Retention Warrants Plan except in the case of death, disability, retirement, change in control or pursuant to the terms and conditions of pre-existing employment agreements. If the Board of Directors and/or a committee of the Board of Directors accelerates or waives the vesting period for any reason other than the instances above, the number of Retention Warrants to be accelerated or waived for purposes other than death, disability, retirement, change of control or pursuant to the terms and conditions of pre-existing employment agreements shall be limited to 10% of the securities authorized for issuance under the Retention Warrants Plan. Shareholder approval is required to increase the benefits accrued to participants under the Retention Warrants Plan, when modifying the requirements for participation under the Retention Warrants Plan, when changing the provisions relating to the administration of the Retention Warrants Plan or when changing the terms of a Retention Warrant including, without limitation, any vesting provisions.

In the event that Retention Warrants issued under the Retention Warrants Plan are surrendered in accordance with the provisions of the Retention Warrants Plan, terminate or expire without being exercised in whole or in part, the Common Shares reserved for issuance but not purchased under such lapsed Retention Warrants shall be available for subsequent Retention Warrants to be issued under the Retention Warrants Plan.

Retention Warrants are personal to each Eligible Person and its permitted assigns.  No Eligible Person may deal with any Retention Warrants or any interest in them or transfer any Retention Warrants held by the Eligible Person except in accordance with the Retention Warrants Plan.

At the 2009 annual and special meeting of the shareholders of NeuLion, shareholders approved by ordinary resolution amendments to the Retention Warrants Plan to provide:

Grants to insiders are restricted to:

•	10% of the Common Shares outstanding under all share compensation arrangements;

•	10% of the Common Shares outstanding issuable to insiders within a one-year period; and

•	5% of the Common Shares outstanding issuable to any one insider within a one-year period.

Shareholder approval is required for the following amendments:

•	to increase the maximum number of Common Shares that may be issued pursuant to the Retention Warrants Plan;

•	to reduce the exercise price of rights for the benefit of an insider;

•	to extend the expiry date of rights for the benefit of an insider; and

•	to amend the section of the Retention Warrants Plan that addresses this type of amendment.

On April 29, 2010, the Board of Directors approved and ratified certain amendments to the Retention Warrants Plan to: (i) reflect the name change of the Corporation from JumpTV Inc. to NeuLion, Inc.; (ii) add a new Section 2.9 relating to the payment of withholding tax and (iii) add a new Section 2.10 to provide that any tax consequences that arise from participation in the Retention Warrants Plan are the responsibility of each participant.

As of April 15, 2010, the maximum number of Common Shares issuable upon exercise of Retention Warrants is 2,500,000 (representing 2.1% of the issued and outstanding Common Shares). Of that number, Retention Warrants to purchase 801,788 Common Shares (representing less than 1% of the issued and outstanding Common Shares) had been granted and are currently outstanding, leaving Retention Warrants to purchase 1,698,212 Common Shares (representing 1.4% of the issued and outstanding Common Shares) available for grant.

Employee Share Purchase Plan

At the annual and special meeting of Shareholders of NeuLion held on June 26, 2008, Shareholders approved NeuLion’s Employee Share Purchase Plan (the “ESPP”), pursuant to which certain employees of NeuLion may elect to purchase Common Shares from treasury. Upon implementation of the ESPP, senior employees of NeuLion will be eligible to participate in the ESPP following six months of continuous employment with NeuLion. Participating employees will be able to make contributions, by payroll deduction only, at a rate of not less than 10% of their salary or such other integer percentage rate up to and including 100% of their salary as such participating employee shall elect, which contribution rate may be changed at the election of the employee from time to time in accordance with the terms of the ESPP.  Participating employees will be able to choose to suspend participation in the ESPP provided proper notice in writing is filed with NeuLion at least 15 days prior to the first of the month in which payroll deductions are to be suspended.

The Board of Directors has the power and authority, without notice or Shareholder approval, at any time and from time to time, to suspend or terminate the ESPP and to establish the rules and regulations relating to ESPP and to make all determinations necessary or advisable for administration of the ESPP.  Without limiting the foregoing, the Board of Directors shall have the authority to amend the ESPP as follows without seeking shareholder approval:

•	amendments as may be necessary to comply with applicable law or the requirements of any applicable regulatory authority or stock exchange;

•	an amendment to correct or rectify any ambiguity, defective provision, error or omission in the ESPP;

•	an amendment to change the provisions relating to the administration of the ESPP; and

•	to make any other amendment to the ESPP that does not require shareholder approval by virtue of the provisions of the ESPP, applicable laws or relevant regulatory or stock exchange requirements.

In the event of termination of the ESPP, each participating employee shall receive the number of whole Common Shares in his or her account and a cash payment by cheque for any fractional Common Shares held in his account, as soon as practicable following the effective date of termination of the ESPP.

Any amendment of the ESPP to increase the maximum number of Common Shares issuable under the ESPP shall become effective only upon Shareholder approval thereof, such approval to be obtained in accordance with applicable corporate and securities laws and the rules of the stock exchanges on which the Common Shares are listed.

A maximum of 2,000,000 Common Shares have been reserved for issuance under the ESPP from treasury of NeuLion at a 15% discount to the 10 day volume weighted average price of the Common Shares traded on the TSX provided, however, that the aggregate of NeuLion’s securities (i) issued to insiders of NeuLion, within any one-year period, and (ii) issuable to insiders of NeuLion, at any time, under the ESPP, or when combined with all of NeuLion’s other security based compensation arrangements, could not exceed 10% of NeuLion’s total issued and outstanding securities.

The administrator of the ESPP will hold the Common Shares credited to a participating employee’s account for the whole period of participation of such participating employee in the ESPP.  A participating employee, who terminates employment (with or without cause at law), retires or otherwise elects to withdraw from participation in the ESPP, or, the participating employee’s beneficiary in the event of the participating employee’s death, shall receive, subject to applicable withholding taxes:

•	the number of whole Common Shares credited to his or her account, or

•
the cash equivalent of the value of the whole Common Shares to his or her account, less any brokerage fees, as determined by the administrator, as of the date of termination of employment, retirement, death or withdrawal from the ESPP, whichever the case may be.

Any fractional Common Shares remaining in the participating employee’s account will be paid in cash by cheque in an amount equal to the value of the fractional Common Shares as determined by the administrator.

A participating employee who terminates employment (with or without cause) may, upon notice to NeuLion, request that all or a portion of the Common Shares in that participating employee’s account be transferred to his or her name, or an external account in his or her name, or be sold or, where the participating employee holds Common Shares in a registered retirement plan, that all or a portion of the Common Shares in that participating employees’ registered retirement plan be transferred to, be sold and the proceeds transferred to another registered retirement plan in the participating employee’s name, or be sold and the proceeds, net of withholding tax, be remitted to the participating employee.  Any fractional Common Shares credited to the participating employee’s account shall be disregarded on any sale or transfer and the participating employee shall be entitled to receive the cash equivalent thereof.

Each participating employee of a subsidiary company shall, upon such company ceasing to be a subsidiary, cease to be a participating employee of the ESPP and will receive the number of whole Common Shares in his account and a cash payment by cheque for any fractional shares held in his account as soon as practicable following such participating employee ceasing to be a participant of the ESPP.

NeuLion is responsible for the administration of the ESPP and the payment of any fees or charges incurred in the operation of the ESPP, including payments to the administrator, counsel and other agents employed by NeuLion in connection with the operation of the ESPP.

NeuLion has not implemented the ESPP since its approval by Shareholders.

Warrants

NeuLion has issued a total of 19,697,500 warrants that are exercisable to acquire Common Shares.  On October 20, 2008, NeuLion granted 5,000,000 Incentive Warrants previously approved by Shareholders in connection with the Merger to former NeuLion USA employees (now NeuLion employees) at an exercise price of $0.63 per Incentive Warrant.  The Incentive Warrants vested immediately and will expire two years from the date of issuance unless the Incentive Warrants Amendment set forth herein is approved.  The balance of the warrants issued by the Corporation are unrelated to equity-based compensation.

Payments in Connection with Termination or Change in Control

The Stock Option Plan, the SARs Plan, the Restricted Stock Plan and the Retention Warrants Plan each provide for immediate vesting of all Options, SARs, awards under the Restricted Stock Plan or warrants held thereunder by plan participants if any such person’s employment, directorship, or other association, as the case may be, with the Corporation is terminated (other than for cause) prior to the expiry of such Options, SARs, awards under the Restricted Stock Plan or warrants by virtue of, or in connection with, a change of control (as this term is defined in the applicable plan) of the Corporation.  The Board of Directors of the Corporation may also provide in its discretion for vesting under such plans if there is a take-over bid or issuer bid (as such terms are defined in such plan) or in the event of a change of control.

For additional information regarding termination and change of control provisions incorporated in employment agreements, see “Management and Employment Contracts”.

The Corporation is party to no other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change a named executive officer’s responsibilities or following a change in control.  The Corporation has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of a named executive officer.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

As at April 15, 2010, there was no outstanding indebtedness of any director or officer to NeuLion or any of its subsidiaries.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the next annual meeting of Shareholders for the year ended December 31, 2010 (which shall be held in 2011) must be received by NeuLion, 463 King Street West, Third Floor, Toronto, Ontario M5V 1K4 c/o the Corporate Secretary, no later than January 29, 2011 for inclusion in the NeuLion management proxy circular and form of proxy relating to that meeting. It is recommended that proposals be delivered to NeuLion by registered mail.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of NeuLion, no informed person (as such term is defined under applicable securities laws and the CBCA), proposed nominee for election as a director of NeuLion or any associate or affiliate of any informed person or proposed nominee has or had a material interest, direct or indirect, in any transaction since the beginning of NeuLion’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect NeuLion, except as disclosed below and elsewhere herein.

The Corporation has entered into certain transactions and agreements in the normal course of operations with related parties.  Significant related party transactions are as follows:

TransVideo International, Ltd. (“TransVideo”)

TransVideo is a company controlled by the Chairman of the Board of Directors of the Corporation that designs and sells equipment and technology for IPTV content delivery. STB purchases amounted to $1,029,136 and $2,745,000 and transcoder licensing fees amounted to $78,000 and $125,000 for the years ended December 31, 2009 and 2008, respectively. Included in cost of equipment revenue is the cost of STBs sold of $937,204 and $2,816,490 for the years ended December 31, 2009 and 2008, respectively.

KyLinTV, Inc. (“KyLinTV”)

KyLinTV is an IPTV company that is controlled by the Chairman of the Board of Directors of the Corporation.  On June 1, 2008, the Corporation entered into an agreement with KyLinTV to build and deliver the setup and back office operation of an IPTV service.  The Corporation also provides and charges KyLinTV for administrative and general corporate support.  For each of the periods presented, the amounts received for these services provided by the Corporation for the years ended December 31, 2009 and 2008 were $645,722 and $1,233,353, respectively.  During the year ended December 31, 2008, the Corporation purchased computer equipment from KyLinTV in the amount of $620,000.

New York Islanders Hockey Club, L.P. (“New York Islanders”)

The Corporation provides IT related professional services to the New York Islanders, a professional hockey club that is owned by the Chairman of the Board of Directors of the Corporation.  The amounts received for these services provided by the Corporation for the years ended December 31, 2009 and 2008 were $395,681 and $296,451, respectively.

Renaissance Property Associates, LLC (“Renaissance”)

Renaissance is a real estate management company owned by the Chairman of the Board of Directors of the Corporation.  In June 2009, the Corporation signed a sublease agreement with Renaissance for office space in Plainview, New York.  Rent expense paid by the Corporation to Renaissance of $388,975 and zero, inclusive of taxes and utilities, is included in selling, general and administrative expense for the years ended December 31, 2009 and 2008, respectively.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate governance relates to the activities of the Board of Directors, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board of Directors and who are charged with the day-to-day management of NeuLion.  The Board of Directors believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board of Directors and to the enhancement of shareholder value.  The Board of Directors and management believe that NeuLion has a sound governance structure in place for both management and the Board of Directors.  Of particular note, NeuLion has:

•	established a written mandate of the Board of Directors;

•	established a written charter for the Audit Committee;

•	established a written charter for the Compensation Committee;

•	established a written charter for the Corporate Governance Committee;

•	established a written Insider Trading Policy;

•	established a written Code of Conduct and Team Ethics (the “Code”);

•	established a Delegation of Authority Policy;

•	approved formation of a Disclosure Committee; and

•	established a formal process for approving the expenses of our Chief Executive Officer.

NI 58-101 and National Policy 58-201 — Corporate Governance Guidelines, both of which came into effect on June 30, 2005, set out a series of guidelines for effective corporate governance.  Each reporting issuer, including NeuLion, must disclose on an annual basis and in prescribed form, the corporate governance practice that it has adopted.  The following NeuLion disclosure of its corporate governance practices is in accordance with Form 58-101FI — Corporate Governance Disclosure under NI 58-101.

BOARD OF DIRECTORS

Independence of Directors

The Board of Directors is currently comprised of eight members: Charles B. Wang, G. Scott Paterson, Nancy Li, David Kronfeld, Roy E. Reichbach, Shirley Strum Kenny, John R. Anderson, and Gabriel Battista.  All of these individuals are nominated for election at the Meeting.  Pursuant to NI 58-101, an “independent” director is a director who has no direct or indirect material relationship with NeuLion.  A “material relationship” is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment.  Four of the current eight members of the Board of Directors, namely, Mr. Kronfeld, Dr. Kenny, Mr. Anderson and Mr. Battista, are independent directors of NeuLion.  Ms. Li, Chief Executive Officer of NeuLion, Mr. Wang, the spouse of Ms. Li, Mr. Paterson, Vice Chairman of NeuLion, and Mr. Reichbach, General Counsel and Corporate Secretary of NeuLion, are deemed to have respective material relationships with NeuLion and are therefore not considered independent.

To facilitate the functioning of the Board of Directors independently of management, the following structures and processes are in place:

•
The majority of the Board of Directors is comprised of non-executive directors.  The only members of management on the Board of Directors are the Vice Chairman, the Chief Executive Officer and the General Counsel and Corporate Secretary of NeuLion. While Mr. Wang is not “independent” as defined in NI 58-101, he is not a member of management of NeuLion and is therefore considered to be a non-executive director.

•
A lead independent director, John R. Anderson, provides overall leadership to the Board of Directors and ensures that the Board of Directors’ agenda will enable it to successfully carry out its duties.  Mr. Anderson is familiar with the mandate of the Board of Directors and the charters of the Board committees, formulates the agenda in conjunction with the Chairman of the Board of Directors and management so that the Board of Directors gives effect to its mandate and discharges its duties, acts as chair of or serves on any ad hoc special committee established by the Board of Directors, and supervises compliance with the terms of the Voting Trust Agreement (see “Voting Trust Agreement”).

•	Independent, non-executive directors meet periodically without management present.

•
Members of management, including the Vice Chairman, Chief Executive Officer and the Corporate Secretary, are not present for the discussion and determination of certain matters at meetings of the Board of Directors.

•
The Chief Executive Officer’s compensation is determined by the Compensation Committee, which is comprised entirely of independent directors.  The Chief Executive Officer is not present at these deliberations.

Directorships with Other Reporting Issuers

As of the date hereof, the following directors serve on the boards of other public companies, as listed below:

Name	Name of Reporting Issuer	Exchange
G. Scott Paterson	Lions Gate Entertainment Corp.	New York Stock Exchange
	Automated Benefits Corp.	TSX Venture Exchange
	Run of River Power Corp.	TSX Venture Exchange
David Kronfeld	Dynasil Corporation of America	OTC Bulletin Board

Meetings of the Board of Directors and Attendance of Directors

The Board of Directors meets at least once each quarter.  The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and issues that NeuLion faces from time to time.  Non-executive directors meet periodically without management present.  In 2009, the Board of Directors met 7 times.  All members attended each Board meeting except Dr. Kenny, who did not attend the October 2, 2009 meeting.  Each director is expected to attend the Meeting. The 2009 Annual and Special Meeting of the Shareholders was attended by all of the then seated directors.

Mandate of the Board of Directors

General

The Board of Directors is responsible for the supervision of the management of NeuLion’s business and affairs, with the objective of increasing Shareholder value.  Although management conducts the day-to-day operations of NeuLion, the Board of Directors has a duty of long-term strategy formulation and stewardship and regularly assesses and monitors management’s performance.  In spite of the fact that directors may be elected by the Shareholders to bring a special expertise or point of view to the Board of Directors’ deliberations, they are not chosen to represent a particular constituency.  All decisions of each member of the Board of Directors must be made in the best interests of NeuLion.

Directors are expected to attend all meetings of the Board of Directors and review all meeting materials in advance and they are expected to take an active part in Board of Directors’ decisions.  From time to time, the Board of Directors may delegate certain tasks to its committees.  However, such delegation does not relieve the Board of Directors of its overall responsibilities.

Composition and Quorum

The Board of Directors shall be composed of a minimum of one and a maximum of 15 members.

The Board of Directors shall be constituted, where appropriate, with a majority of individuals who qualify as independent directors, as determined by the Board of Directors in accordance with securities law and guidelines.

The quorum at any meeting of the Board of Directors is a majority of directors in office.

Responsibilities

The Board of Directors has the following responsibilities:

With respect to strategic planning
•
Approving NeuLion’s long-term strategy as developed by the Chairman and a lead independent director (if appointed) with the input of the Chief Executive Officer, taking into account, amongst other matters, business opportunities and risks.

•	Approving and monitoring the implementation of NeuLion’s annual business plan.
•	Advising management on strategic issues.

With respect to human resources and performance assessment
•	Choosing the Chief Executive Officer and approving the appointment of other senior management executives.

•
Monitoring and assessing the performance of the Chief Executive Officer and of senior management and approving their compensation, taking into consideration the Board of Directors expectations and fixed goals and objectives.

•	Monitoring management and the Board of Directors succession planning processes.
•	Monitoring the size and composition of the Board of Directors and its committees based on competencies, skills and personal qualities sought in members of the Board of Directors.
•	Approving the list of Board of Directors nominees for election by Shareholders.

With respect to financial matters and internal control
•	Monitoring the integrity and quality of NeuLion’s financial statements and the appropriateness of their disclosure.
•
Reviewing the general content of, and the Audit Committee’s report on the financial aspects of, NeuLion’s Annual Information Form, Annual Report, Management Information Circular, Management’s Discussion and Analysis, prospectuses and any other documents required to be disclosed or filed by NeuLion before their public disclosure or filing with regulatory authorities.

•
Approving operating and capital budgets, the issuance of securities and, subject to the schedule of authority adopted by the Board of Directors, any transaction out of the ordinary course of business, including proposals on mergers, acquisitions or other major transactions such as investments or divestitures.

•	Determining dividend policies and procedures.
•
Taking all reasonable measures to ensure that appropriate systems are in place to identify business risks and opportunities and overseeing the implementation of processes to manage these risks and opportunities.

•	Monitoring NeuLion’s internal control and management information systems.
•	Monitoring NeuLion’s compliance with applicable legal and regulatory requirements.
•	Reviewing at least annually NeuLion’s communications policy and monitoring NeuLion’s communications with analysts, investors and the public.

With respect to corporate governance matters
•	Taking all reasonable measures to satisfy itself as to the integrity of management and that management creates a culture of integrity throughout NeuLion.
•
Reviewing, on a regular basis, appropriate corporate governance structures and procedures, including the identification of decisions requiring approval of the Board of Directors and, where appropriate, measures for receiving stakeholder feedback, and the adequate public disclosure thereof.

•
Adopting and reviewing, on a regular basis, NeuLion’s Code, including a code of ethics applicable to NeuLion’s directors, its Chief Executive Officer, its financial officers and its other officers and employees and monitoring compliance with the Code.

•
Taking all reasonable measures to ensure the annual performance assessment of the Board of Directors, committees of the Board of Directors, Board of Directors and committee chairs and individual directors.

•	Adopting orientation and continuing education programs for directors.

Method of Operation

•	Meetings of the Board of Directors are held at least quarterly and as required; in addition, a special meeting of the Board of Directors is held, at least annually, to review NeuLion’s strategic plan.

•
The Chairman of the Board of Directors and the lead independent director develop the agenda for each meeting of the Board of Directors in consultation with management.  The agenda and the appropriate material are provided to directors of NeuLion on a timely basis prior to any meeting of the Board of Directors.

•	Independent directors meet periodically without management present.

Role in Risk Oversight

The Board is responsible for assessing the risks facing the Corporation and considers risk in virtually every business decision and as part of the Corporation’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for the Corporation to compete in its industry and in the global market and to achieve its growth and profitability objectives.  Effective risk oversight, therefore, is an important priority of the Board.

While the Board supervises risk management, the Corporation’s executive officers are charged on a day-to-day basis with weighing and hedging the risks the Corporation faces.  The Corporation has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board.  These include active risk management by the Chief Financial Officer and the General Counsel, a Code of Business Conduct and a comprehensive external audit process.  The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually, and the Audit Committee reports as necessary to the Board on financial risks.  Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed.  The Board reviews and adjusts the Corporation’s risk management strategies at regular intervals, or as needed.  Directors are free to, and often do, communicate directly with senior management.

The Board recently formed a Disclosure Committee to oversee the Corporation’s system of disclosure controls and procedures.  It is expected that the Disclosure Committee will create a multi-tiered reporting system that starts from the bottom of the corporate organization structure to enable the Board and management to better understand areas of material risk to the Corporation.

Position Descriptions

The Board of Directors has not adopted written descriptions for the positions of Chairman of the Board of Directors, Chairman of the Audit Committee or the Chief Executive Officer at this time.  The Board of Directors has communicated to the individuals holding such positions during meetings of the Board of Directors the roles and responsibilities of these positions.  The responsibilities of the Chief Executive Officer include developing and successfully implementing NeuLion’s strategic plans, providing quality leadership to NeuLion’s staff, maintaining existing and developing new strategic alliances, considering possible strategic alternatives for NeuLion, and acting as an entrepreneur and innovator within the strategic goals of NeuLion.  The responsibilities of the Chairman of the Board of Directors include developing the agenda for each meeting of the Board of Directors in consultation with the lead independent director and management, facilitating the activities of the Board of Directors and chairing Board of Directors meetings, while the responsibilities of the Chairman of the Audit Committee include ensuring that the mandate of the Audit Committee is carried out.

Orientation and Continuing Education

The orientation program for members of the Board of Directors generally includes the following:

•
meetings with the Chairman of the Board of Directors to discuss the role of the Board of Directors and its committees and the contribution individual directors are expected to make (including the commitment of time and resources expected from the directors);

•
presentations by executive officers and other members of management on NeuLion’s business, its business environment (including its competitors), methods of operation, facilities, management and organizational structure; and

•
access to other appropriate information or, with the approval of the Chairman of the Board of Directors or the lead independent director, if appointed, other orientation resources, both at the Board of Directors and committee levels.

Ethical Business Conduct

The Board of Directors has adopted the Code for its directors, officers and employees and has responsibility for monitoring compliance with the Code.

The Board of Directors has delegated day-to-day responsibility for the Code to the Corporation’s General Counsel, who is responsible for ensuring that the Corporation’s directors, officers and employees are aware of the provisions of the Code, acting as the initial point of contact for reports of non-compliance with the Code and monitoring violations of the Code.  Any non-compliance with the Code reported to or observed by the General Counsel is to be brought to the chairman of the Audit Committee.  Waivers of the provisions of the Code may only be granted by the Board of Directors in the case of waivers for the benefit of directors or officers, and by the Chief Financial Officer for the benefit of employees.  A copy of the Code is available on NeuLion’s website at www.neuLion.com.

The Corporation has engaged a third-party service provider to enable employees of the Corporation to report issues regarding the Corporation on an anonymous basis.

No material change report was filed in 2009 that pertains to any departure from the Code by a director or executive officer.

The Board of Directors takes steps to ensure that directors, officers and employees exercise independent judgment in considering transactions and agreements in respect of which a director, officer or employee of NeuLion has a material interest, which include ensuring that directors, officers and employees are thoroughly familiar with the Code.

The Board of Directors encourages and promotes an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations; providing guidance to directors, officers and employees to help them recognize and address ethical issues; promoting a culture of open communication, honesty and accountability; and ensuring awareness of disciplinary action for violations of ethical business conduct.

Corporate Governance Committee

The corporate governance committee (the “Corporate Governance Committee”) meets and assesses the effectiveness of the Board of Directors as a whole, of each committee of the Board of Directors and of the contribution of individual directors, including the Chairman. The Corporate Governance Committee assesses its relationship with management and recommends, where necessary, limits on management’s authority to act without explicit Board of Directors’ approval. The Corporate Governance Committee also periodically reviews the Code and the mandates of the Board of Directors and charters of each of the committees. The Corporate Governance Committee is responsible for supervising the management representative charged with implementing the Corporation’s corporate governance procedures.

The Corporate Governance Committee is composed of a minimum of three and a maximum of five members, each of whom, except for Mr. Reichbach, qualifies as an independent director.  As of the date hereof, the members of the Corporate Governance Committee are John R. Anderson (Chairman), Shirley Strum Kenny, Roy E. Reichbach and Gabriel Battista.

During 2009, the Corporate Governance Committee met once.  All members attended the meeting.

Further information regarding the Corporate Governance Committee is contained in the Corporation’s Annual Report on Form 10-K, as amended, and a copy of the Corporate Governance Committee charter is reproduced and available on the Corporation’s website at www.neulion.com.

Compensation Committee

Scope and Composition of the Compensation Committee

The Compensation Committee is a committee of the Board of Directors of NeuLion which assists the Board of Directors in discharging its responsibilities relating to executive and other human resources hiring, assessment, compensation and succession planning.

The Compensation Committee has the following responsibilities:

With respect to senior management succession planning, hiring and assessment, and senior management compensation

•	Taking all reasonable measures to ensure that appropriate processes are in place regarding succession planning for the position of Chief Executive Officer and other members of senior management.

•	Recommending to the Board of Directors senior management appointments and the terms and conditions of their appointment and retirement or termination.

•
Annually reviewing and recommending to the Board of Directors specific corporate goals and objectives that the Chief Executive Officer is expected to attain, assessing the Chief Executive Officer’s performance in light of these goals and objectives and recommending to the Board of Directors the Chief Executive Officer’s compensation.

•	Reviewing the evaluation of senior managers’ performance and recommending to the Board of Directors their compensation.

•	Reviewing the annual report on senior management compensation for inclusion in a NeuLion Management Information Circular, for compliance with applicable rules and regulations.

•	Articulating clear goals to be achieved by management before they earn financial bonuses and to solely establish the quantum of such bonuses.

With respect to other human resources hiring, assessment, compensation and succession planning

•
Taking all reasonable measures to ensure that appropriate human resources systems, such as hiring policies, competency profiles, training policies and compensation structures are in place so that the NeuLion can attract, motivate and retain the quality of personnel required to meet its business objectives.

•	Maintaining an assessment and compensation philosophy that rewards the creation of shareholder value.

•	Making recommendations to the Board of Directors with respect to incentive compensation plans, including equity-based plans.

With respect to other human resources issues

•	Monitoring strategic employment issues.

•	Monitoring social issues that need to be addressed.

Further, the Compensation Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation, subject to advising the Chairman of the Board.

Method of Operation

Members of the Compensation Committee are appointed and renewed by the Board of Directors. The chairman of the Compensation Committee develops the agenda for each meeting of the Compensation Committee in consultation with the Chairman of the Board of Directors.  The agenda and the appropriate material are provided to members of the Compensation Committee on a timely basis prior to any meeting of the Compensation Committee.  The chairman of the Compensation Committee reports regularly to the Board of Directors on the business of the Compensation Committee.  The Compensation Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation, subject to advising the Chairman of the Board of Directors of such action.  The Compensation Committee annually reviews its mandate and reports to the Board of Directors on its adequacy.

The Compensation Committee is composed of a minimum of three and a maximum of five members, each of whom qualifies as an independent director.  As of the date hereof, the members of the Compensation Committee are David Kronfeld (Chairman), Shirley Strum Kenny and Gabriel Battista.

Further information regarding the Compensation Committee is contained in the Corporation’s Annual Report on Form 10-K, as amended, and a copy of the Mandate of the Compensation Committee is available on the Corporation’s website at www.neulion.com.

During 2009, the Compensation Committee met once.  All members attended the meeting.

Audit Committee

The audit committee (the “Audit Committee”) is a committee of the Board of Directors of NeuLion which assists the Board of Directors in discharging its responsibilities relating to the financial management and oversight of NeuLion.

The purpose of the Audit Committee is to assist in the Board of Directors’ oversight of:

•	the accounting and financial reporting of NeuLion;

•	the independent auditor and the audit efforts;

•	the internal financial controls of NeuLion; and

•	the continuous improvement of NeuLion’s financial policies and practices.

The Audit Committee is composed of a minimum of three and a maximum of five members, each of whom has been determined by the Board to be an independent director. In addition, the Audit Committee must have at all times at least one member with experience in finance or accounting, or any other comparable experience.  As of the date hereof, the members of the Audit Committee are John R. Anderson (Chairman), Shirley Strum Kenny and David Kronfeld. The Board of Directors has determined that Mr. Anderson and Mr. Kronfeld are “financial experts” and that Dr. Kenny is “financially literate”.

During 2009, the Audit Committee met five times.  All members attended each meeting.

A copy of the Audit Committee charter is available on NeuLion’s website at www.neulion.com.

Audit Committee Membership

All members of the Audit Committee are independent as defined in NI 58-101. The Board has determined that Messrs. Anderson and Kronfeld are the designated audit committee financial experts as defined under the rules of the SEC.

Audit Committee Report

The Audit Committee reviews the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control and disclosure controls. In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent registered public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.

The Audit Committee is directly responsible for the appointment (subject to Shareholder approval), compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and the Corporation’s independent registered pubic accountants regarding financial reporting ) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.  The independent registered public accountants report to the Audit Committee, and the chairman of the Audit Committee reports to the Board of Directors, at each regularly scheduled Audit Committee or Board meeting, or as necessary.

The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS 89 and 90, and by Rule 2-07 of Regulation S-X, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accountants their independence from the Corporation and its management. In concluding that the independent registered public accountants are independent, the Audit Committee determined, among other things, that the non-audit services provided by E&Y (US) (as described below) were compatible with their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted policies to avoid compromising the independence of the independent registered public accountants, such as prior Audit Committee approval of non-audit services and required audit partner rotation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors subsequently approved the recommendation) that the audited financial statements be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2009, for filing with the SEC. We have also appointed the Corporation’s independent registered public accountants, subject to Shareholder approval, for 2010.

AUDIT COMMITTEE MEMBERS: John R. Anderson, Chairman Shirley Strum Kenny David Kronfeld

Services Performed by the Independent Registered Public Accountants

The Audit Committee follows an audit and non-audit services pre-approval policy pursuant to which services proposed to be performed by the independent registered public accountants may be pre-approved. These services may include audit services, audit related services, tax services, and other services.

The Audit Committee determines from time to time permitted services that have their general pre-approval. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget and annual review. The Chief Financial Officer reviews all requests for services to be provided by the independent registered public accountants to determine whether such services are included within the list of services that have received the general pre-approval or requires specific pre-approval by the Audit Committee. The Chief Financial Officer shall consult as necessary with the chairman of the Audit Committee in determining whether any particular service has been pre-approved.

Audit-related services in the amount of $348,635 for 2009 and $449,186 for 2008 and Tax services in the amount of $47,000 for 2009 and $21,749 for 2008 were provided through the general pre-approval process. The Audit Committee has determined such services are consistent with SEC rules on auditor independence. A service which has not received general pre-approval will require specific pre-approval by the Audit Committee before the service can be provided by the independent registered public accountants. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, who must report to the Audit Committee at its next scheduled meeting any services so approved by him. All services performed by the independent registered public accountants had been pre-approved under the general pre-approval process or under the specific pre-approval process.

The Audit Committee pre-approves all services performed by the independent registered public accountant, in part to assess whether the provision of such services might impair the independent registered public accountant’s independence. The Audit Committee’s policy and procedures are as follows:

•
The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters. The Audit Committee may also pre-approve other audit services, which are those services that only the independent registered public accountants reasonably can provide.

•
Audit-related services are assurance and related services that are reasonably related to the performance of the audit, and that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of these services does not impair the independence of the independent registered public accountants.

•
The Audit Committee believes that, in appropriate cases, the independent registered public accountant can provide tax compliance services, tax planning, and tax advice without impairing the auditors’ independence.

•
The Audit Committee may approve other services to be provided by the independent registered public accountants if (i) the services are permissible under SEC and Public Company Accounting Oversight Board rules, (ii) the Audit Committee believes the provision of the services would not impair the independence of the independent registered public accountant, and (iii) management believes that the auditor is the best choice to provide the service.

For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accountants.

After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

Independent Registered Public Accountant Fees

The following table shows the fees incurred for services rendered by E&Y (US) and Ernst &Young LLP (Canada), the Corporation’s independent registered public accountants, in 2009 and 2008. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy.

	Fiscal Year Ended December 31,
	2009	2008
Audit Fees	$348,635	$449,186
Audit Related Fees	–	–
Tax Fees	47,000	21,749
All Other Fees	2,000	218,827
Total Fees	$397,635	$689,762

Audit fees are comprised of fees for professional services rendered for the audit of the Corporation's annual financial statements and review of quarterly financial statements.

Tax fees are comprised of fees for professional services rendered for the preparation of the Corporation’s tax returns.

All other fees in 2009 were comprised of fees related to an E&Y (US) online subscription.  In 2008, the fees were comprised of fees billed for professional services relating to assistance with National Instrument 52-109 compliance, due diligence and review of the Corporation’s information circular.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accountants and Corporation management to determine that they are permitted under the rules and regulations.

Disclosure Committee

The disclosure committee (the “Disclosure Committee”) is a committee of the Board of Directors of NeuLion which assists the Board in its oversight of the Corporation’s system of disclosure controls and procedures.  The Disclosure Committee’s role is to, among other things, evaluate the Corporation’s effectiveness of the disclosure controls and procedures and helps to assess the quality of the disclosures that are made in the periodic reports filed with governmental agencies and stock exchanges.

As of the date hereof, the members of the Disclosure Committee are Messrs. Battista and Reichbach.

Communication to the Board

Individuals may write to the Board of Directors of the Corporation in care of the Corporation’s Corporate Secretary at 463 King Street West, 3rd Floor, Toronto, Ontario M5V 1K4, Attn. Board of Directors - Communications, or e-mail the Board at the Corporate Secretary’s e-mail address, CorpSec@neulion.com with the subject description “Communications”.  Routine correspondence is handled by the Corporate Secretary or forwarded to the appropriate department for response.  The Corporation’s “whistleblower” policy prohibits the Corporation or any of our employees from retaliating or taking any adverse action against anyone for raising a concern.

OTHER MATTERS

Not Soliciting Materials

The information contained in this Circular under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference in such filing.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” management proxy circulars and their accompanying documents. This means that only one copy of our notice of our information circular is sent to multiple Shareholders in your household. We will promptly deliver a separate copy of these documents without charge to you upon written request to NeuLion, Inc., 463 King Street West, Third Floor, Toronto, Ontario, M5V 1K4, Attn: Corporate Secretary. If you want to receive separate copies of our management proxy circular in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Corporation at the above address.

ADDITIONAL INFORMATION

Additional information relating to NeuLion can be found on SEDAR at www.sedar.com and at the SEC’s website at www.sec.gov.  Shareholders may obtain additional information by contacting the Corporate Secretary of NeuLion, 463 King Street West, 3rd Floor, Toronto, Ontario M5V 1K4, telephone (416) 368-6464.  Financial information of NeuLion is provided in NeuLion’s comparative financial statements and MD&A for NeuLion’s most recently completed financial year in the Corporation's Annual Report.

APPROVAL OF BOARD OF DIRECTORS OF NEULION

The Board of Directors of NeuLion has approved the content and the delivery of this Circular to security holders.

Toronto, Ontario
April 30, 2010

“Roy E. Reichbach” (signed)
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

APPENDIX “A”
DIRECTORS’ COMPENSATION PLAN AMENDMENT RESOLUTION

WHEREAS it is considered to be in the best interests of the Corporation that the Corporation adopt an amendment to the Amended and Restated Directors’ Compensation Plan, as amended, to increase the number of Common Shares issuable thereunder from 500,000 Common Shares to 1,500,000 Common Shares (the “Directors’ Compensation Plan Amendment”  as more particularly described in the management information circular (the “Circular”) of the Corporation dated April 30, 2010 prepared by management in respect of its Annual and Special Meeting of Shareholders on June 15, 2010;

NOW THEREFORE BE IT RESOLVED as a resolution of the shareholders of the Corporation that:

1.	the Directors’ Compensation Plan Amendment as described in the Circular is hereby approved, ratified and confirmed; and

2.
any one director or officer of the Corporation be and is hereby authorized for and on behalf of the Corporation to execute and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with such Directors’ Compensation Plan Amendment, the execution of any such document or the doing of any such other act or thing by any one director or officer of the Corporation being conclusive evidence of such determination.

A-1

APPENDIX “B”
INCENTIVE WARRANTS AMENDMENT RESOLUTION

WHEREAS in connection with the merger (the “Merger”) of the Corporation and NeuLion USA, Inc. which took place on October 20, 2008, the Corporation issued warrants to purchase 5,000,000 common shares in the capital of the Corporation (“Common Shares”) to certain employees, service providers, officers and directors of the Corporation (the “Incentive Warrants”), with each Incentive Warrant exercisable to acquire one Common Share at an exercise price of US$0.63 per share (subject to adjustment), expiring on October 20, 2010;

AND WHEREAS it is considered to be in the best interests of the Corporation that the Corporation amend the Incentive Warrants to extend the expiry date of the Incentive Warrants from October 20, 2010 to October 20, 2013 (such amendment, the “Incentive Warrants Amendment”), as more particularly described in the management information circular (the “Circular”) of the Corporation dated April 30, 2010 prepared by management in respect of its Annual and Special Meeting of Shareholders on June 15, 2010;

NOW THEREFORE BE IT RESOLVED as a resolution of the shareholders of the Corporation that:

1.	the Incentive Warrants Amendment as described in the Circular is hereby approved, ratified and confirmed; and

2.
any one director or officer of the Corporation be and is hereby authorized for and on behalf of the Corporation to execute and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with such Warrant Amendment, the execution of any such document or the doing of any such other act or thing by any one director or officer of the Corporation being conclusive evidence of such determination.

 B-1

NEULION, INC.	9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class COMMON Holder Account Number C1234567890 X X X

Form of Proxy - Annual and Special Meeting to be held on June 15, 2010

This Form of Proxy is solicited by and on behalf of management of NeuLion, Inc. (the “Corporation”).

Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered must sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management of the Corporation to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by management of the Corporation.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by management of the Corporation.

Proxies submitted must be received by 11:00 am (Toronto time) on June 11, 2010.

+	MR SAM SAMPLE	C1234567890 XXX 123	+

Appointment of Proxyholder
I/We being holder(s) of common shares of NeuLion, Inc. hereby appoint: Roy Reichbach, General Counsel and Corporate Secretary, or failing this person, Arthur McCarthy, Chief Financial Officer
OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting (the “Meeting”) of shareholders of NeuLion, Inc. (“NeuLion” or the “Corporation”) to be held at The Hockey Hall of Fame, Brookfield Place, 30 Yonge Street, Toronto, Ontario M5E 1X8, on Tuesday, June 15, 2010 at 11:00 am (Toronto time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS OF MANAGEMENT OF THE CORPORATION ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

If you mark on the proxy how you want to vote on a particular issue (by checking FOR, AGAINST, WITHHOLD or ABSTAIN), your proxyholder must cast your votes as instructed. By checking "WITHHOLD" or "ABSTAIN" on the proxy, you will be abstaining from voting, though you will be treated as being present for purposes of determining a vote.

1. Election of Directors Management recommends that you vote FOR the following nominees listed in the Information Circular (the "Circular"):		For	Withhold
01. Charles B. Wang		☐	☐
02. G. Scott Paterson		☐	☐
03. Nancy Li		☐	☐
04. Roy E. Reichbach		☐	☐
05. John R. Anderson		☐	☐
06. Gabriel Battista		☐	☐
07. Shirley Strum Kenny		☐	☐
08. David Kronfeld		☐	☐
		For	Withhold
2. Appointment of Auditors
Management recommends that you vote FOR the appointment of Ernst & Young LLP (U.S.) as auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors.
		☐	☐
	For	Against	Abstain
3. Increase in the Number of Common Shares Issuable under the Corporation’s Amended and Restated Directors’ Compensation Plan
Management recommends that you vote FOR a resolution approving an increase in the number of common shares of the Corporation (the
“Common Shares”) authorized for issuance under the Corporation’s Amended and Restated Directors’ Compensation Plan from 500,000
Common Shares to 1,500,000 Common Shares, as more specifically set out in the Circular accompanying the notice of the Meeting (the “Notice”).
	☐	☐	☐
	For	Against	Abstain
4. Extending the Expiry Date from October 20, 2010 to October 20, 2013 in respect of Incentive Warrants
Management recommends that you vote FOR a resolution approving extending the expiry date from October 20, 2010 to October 20, 2013 in respect of incentive warrants to acquire 5,000,000 Common Shares issued to employees concurrently with the merger on October 20, 2008 of the Corporation with NeuLion USA, Inc., a Delaware corporation then known as NeuLion, Inc., as more specifically set out in the Circular accompanying the Notice.
	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by management of the Corporation.
DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
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